Exhibit 10.1

                                                                EXECUTION COPY




                         SALE AND SERVICING AGREEMENT


                                     among


                        BMW VEHICLE OWNER TRUST 1999-A,
                                    Issuer,


                         SSB VEHICLE SECURITIES INC.,
                                  Depositor,


                       BMW FINANCIAL SERVICES NA, INC.,
                Seller, Servicer, Administrator and Custodian,


                          BMW FS FUNDING CORPORATION,
                                    Seller


                                      and


                           THE CHASE MANHATTAN BANK,
                               Indenture Trustee




                         Dated as of September 1, 1999

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                               Table of Contents
                                                                                                      Page
                                                                                                      ----

                                   ARTICLE I
                                  DEFINITIONS


         Section 1.01.     Definitions............................................................................1
         Section 1.02.     Other Definitional Provisions.........................................................20

                                  ARTICLE II
                           CONVEYANCE OF RECEIVABLES

         Section 2.01.     Conveyance of Receivables.............................................................22

                                  ARTICLE III
                                THE RECEIVABLES

         Section 3.01.     Representations and Warranties of the Sellers.........................................25
         Section 3.02.     Representations and Warranties of the Depositor.......................................25
         Section 3.03.     Repurchase Upon Breach................................................................26
         Section 3.04.     Custody of Receivable Files...........................................................26
         Section 3.05.     Duties of Servicer as Custodian.......................................................26
         Section 3.06.     Instructions; Authority to Act........................................................27
         Section 3.07.     Custodian's Indemnification...........................................................27
         Section 3.08.     Effective Period and Termination......................................................27

                                  ARTICLE IV
                  ADMINISTRATION AND SERVICING OF RECEIVABLES

         Section 4.01.     Duties of Servicer....................................................................29
         Section 4.02.     Collection of Receivable Payments; Modifications of Receivables.......................30
         Section 4.03.     Realization upon Receivables..........................................................31
         Section 4.04.     Physical Damage Insurance.............................................................31
         Section 4.05.     Maintenance of Security Interests in Financed Vehicles................................31
         Section 4.06.     Covenants of Servicer.................................................................32
         Section 4.07.     Purchase of Receivables Upon Breach...................................................32
         Section 4.08.     Servicing Fee.........................................................................33
         Section 4.09.     Servicer's Certificate................................................................33
         Section 4.10.     Annual Statement as to Compliance; Notice of Servicer Termination Event...............33
         Section 4.11.     Annual Independent Accountants' Report................................................34
         Section 4.12.     Access to Certain Documentation and Information Regarding Receivables.................34
         Section 4.13.     Term of Servicer......................................................................34
         Section 4.14.     Access to Information Regarding Trust and Basic Documents.............................34

                                   ARTICLE V
                 DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

         Section 5.01.     Establishment of Accounts.............................................................35
         Section 5.02.     Collections...........................................................................37
         Section 5.03.     Application of Collections............................................................37
         Section 5.04.     Purchase Amounts......................................................................37
         Section 5.05.     Reserved..............................................................................38
         Section 5.06.     Distributions.........................................................................38
         Section 5.07.     Reserve Account.......................................................................39
         Section 5.08.     Statements to Securityholders.........................................................40
         Section 5.09.     Pre-Funding Account...................................................................41
         Section 5.10.     Capitalized Interest Account..........................................................42
         Section 5.11.     Certificate Interest Reserve Account..................................................42
         Section 5.12.     Advances by the Servicer..............................................................43

                                  ARTICLE VI
                                 THE DEPOSITOR

         Section 6.01.     Representations of Depositor..........................................................44
         Section 6.02.     Corporate Existence...................................................................45
         Section 6.03.     Liability of Depositor; Indemnities...................................................45
         Section 6.04.     Merger or Consolidation of, or Assumption of the Obligations of, Depositor............45
         Section 6.05.     Limitation on Liability of Depositor and Others.......................................46
         Section 6.06.     Depositor May Own Securities..........................................................46
         Section 6.07.     Depositor to Provide Copies of Relevant Securities Filings............................46
         Section 6.08.     Amendment of Depositor's Organizational Documents.....................................46

                                  ARTICLE VII
                                 THE SERVICER

         Section 7.01.     Representations of Servicer...........................................................47
         Section 7.02.     Indemnities of Servicer...............................................................48
         Section 7.03.     Merger or Consolidation of, or Assumption of the Obligations of, Servicer.............49
         Section 7.04.     Limitation on Liability of Servicer and Others........................................49
         Section 7.05.     Appointment of Subservicer............................................................50
         Section 7.06.     Servicer Not to Resign................................................................50

                                 ARTICLE VIII
                                    DEFAULT

         Section 8.01.     Servicer Termination Events...........................................................51
         Section 8.02.     Consequences of a Servicer Termination Event..........................................51
         Section 8.03.     Appointment of Successor Servicer.....................................................52
         Section 8.04.     Notification to Securityholders.......................................................52
         Section 8.05.     Waiver of Past Defaults...............................................................53

                                  ARTICLE IX
                                  TERMINATION

         Section 9.01.     Optional Purchase of All Receivables..................................................54

                                   ARTICLE X
                                 MISCELLANEOUS

         Section 10.01.    Amendment.............................................................................55
         Section 10.02.    Protection of Title to Trust..........................................................56
         Section 10.03.    Notices...............................................................................57
         Section 10.04.    Assignment by the Depositor or the Servicer...........................................58
         Section 10.05.    Limitations on Rights of Others.......................................................58
         Section 10.06.    Severability..........................................................................58
         Section 10.07.    Counterparts..........................................................................58
         Section 10.08.    Headings..............................................................................58
         Section 10.09.    GOVERNING LAW.........................................................................58
         Section 10.10.    Assignment by Issuer..................................................................58
         Section 10.11.    Nonpetition Covenants.................................................................58
         Section 10.12.    Limitation of Liability of Owner Trustee and Indenture Trustee........................59
         Section 10.13.    Depositor Payment Obligation..........................................................59

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     This SALE AND SERVICING AGREEMENT, dated as of September 1, 1999, among
BMW VEHICLE OWNER TRUST 1999-A, a Delaware business trust (the "Issuer"), SSB VEHICLE SECURITIES INC., a Delaware corporation (the "Depositor"), BMW FINANCIAL SERVICES NA, INC., a Delaware corporation, as a seller (in such capacity, a "Seller"), as servicer (in such capacity, the "Servicer"), as administrator (in such capacity, the "Administrator") and as custodian (in such capacity, the "Custodian"), BMW FS FUNDING CORPORATION, as a seller (a "Seller"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as indenture trustee (the "Indenture Trustee").

     WHEREAS, the Issuer desires to purchase a portfolio of receivables arising in connection with automobile retail installment sale contracts generated by BMW Financial Services NA, Inc. in the ordinary course of its business and sold by BMW Financial Services NA, Inc. and BMW FS Funding Corporation to the Depositor;

     WHEREAS, the Depositor is willing to sell such receivables to the Issuer;
and

     WHEREAS, BMW Financial Services NA, Inc. is willing to service such receivables.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE I

                                  DEFINITIONS

     Section 1.01. Definitions. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Addition Notice" means, with respect to any transfer of Subsequent Receivables to the Trust pursuant to Section 2.01, notice of the Depositor's election to transfer Subsequent Receivables to the Trust, such notice to designate the Subsequent Transfer Date and the (1) Principal Balance of the Subsequent Receivables and (2) the Reserve Account Subsequent Deposit Amount to be transferred on the Subsequent Transfer Date.

     "Advance" means, as to any Distribution Date, the aggregate of all scheduled payments of interest which were due during the related Collection Period that remained unpaid at the end of such Collection Period and were not collected during such Collection Period, exclusive of any such scheduled payment which the Servicer has determined would be a Nonrecoverable Advance if an advance in respect of such scheduled payment were made.

     "Advance Reimbursement Amount" means any amount received or deemed to be received by the Servicer pursuant to Section 5.12 in reimbursement of a Advance made out of its own funds.

     "Agreement" means this Sale and Servicing Agreement, as the same may be amended or supplemented from time to time.

     "Amount Financed" means with respect to a Receivable, the amount advanced under the Receivable toward the purchase price of the Financed Vehicle and any related costs, exclusive of any amount allocable to the premium of force-placed physical damage insurance covering the Financed Vehicle.

     "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in the related Contract.

     "Balloon Payment" means, with respect to each Owners Choice Receivable, the amount referred to in the Contract relating to such Receivable as the "Balloon Payment".

     "Basic Documents" means the Trust Agreement, the Indenture, this Agreement, the Receivables Purchase Agreement, the Administration Agreement, and the Note Depository Agreement and other documents and certificates delivered in connection therewith.

     "BMW Capital" means BMW US Capital Corp., a Delaware corporation.

     "BMW FS" means BMW Financial Services NA, Inc., a Delaware corporation.

     "BMW Receivables" means BMW FS Receivables Corporation, a Delaware corporation.

     "BMW Funding" means BMW FS Funding Corporation, a Delaware corporation.

     "Business Day" means any day other than a Saturday, a Sunday or a day on which a national banking association or a commercial banking institution in the State of New Jersey, the State of Delaware or the State of New York are authorized or obligated by law or executive order to remain closed.

     "Capitalized Interest Account" means the account designated as such, established and maintained pursuant to Section 5.01(c)(iii).

     "Capitalized Interest Account Required Amount" shall mean the product of
(A) the product of (i) 3.8543% times 30/360 (or 26/360 in the case of the initial Distribution Date) and (ii) the amount in the Pre-Funding Account and
(B) the number of months remaining in the Funding Period plus one month.

     "Capitalized Interest Distribution Amount" shall mean for each Determination Date and related Distribution Date during the Funding Period, the amount equal to (A) the product of (i) 1/12, (ii) the Weighted Average Security Rate less 2.5% and (iii) the amount on deposit in the Pre-Funding Account as of the first day of the related Collection Period.

     "Capitalized Interest Initial Deposit" shall mean $2,509,221.

     "Certificate" means a certificate evidencing the beneficial interest of a Certificateholder in the Trust.

     "Certificate Balance" equals the Initial Certificate Balance reduced by all amounts allocable to principal previously distributed to Certificateholders.

     "Certificate Distribution Account" has the meaning assigned to such term in the Trust Agreement.

     "Certificate Final Scheduled Distribution Date" means the Distribution Date in May 2006.

     "Certificate Interest Reserve Account" means the account designated as such, established and maintained pursuant to Section 5.01(c)(iv).

     "Certificate Interest Reserve Account Required Amount" means, on any Distribution Date prior to the date on which the Notes are retired, $1,153,970, and thereafter, zero.

     "Certificate Pool Factor" means, as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Certificate Balance (after giving effect to any reductions therein to be made on the immediately following Distribution Date) divided by the Initial Certificate Balance. The Certificate Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Certificate Pool Factor will decline to reflect reductions in the Certificate Balance.

     "Certificateholder Interest Shortfall" shall have the meaning ascribed thereto in Section 5.11(b).

     "Certificateholders" has the meaning assigned to such term in the Trust Agreement.

     "Certificateholders' Interest Carryover Shortfall" means, with respect to any Distribution Date after the first Distribution Date, the amount, if any, by which the sum of the Certificateholders' Monthly Interest Distributable Amount for the immediately preceding Distribution Date and any outstanding Certificateholders' Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest actually deposited in the Certificate Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Certificateholders on such preceding Distribution Date, to the extent permitted by law, at the Pass-Through Rate.

     "Certificateholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Certificateholders' Monthly Interest Distributable Amount for such Distribution Date and the Certificateholders' Interest Carryover Shortfall for such Distribution Date.

     "Certificateholders' Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the 25th day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the 24th day of the calendar month in which such Distribution Date occurs, on the Certificates at the Pass-Through Rate on the Certificate Balance on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Certificateholders on or prior to such preceding Distribution Date. Interest with respect to the Certificates shall be computed on the basis of a 360-day year consisting of twelve 30-day months for all purposes of this Agreement and the Basic Documents.

     "Certificateholders' Principal Distributable Amount" means (a) on any Distribution Date prior to the date on which the Notes have been retired, zero and (b) on any Distribution Date on and after the Distribution Date on which the Notes have been retired, the excess, if any, of (x) the aggregate Outstanding Amount of the Certificates as of the day immediately prior to such Distribution Date over (y) the sum of the Pool Balance as of the end of the related Collection Period and the amount, if any, on deposit in the Pre-Funding Account less the Yield Supplement Overcollateralization Amount with respect to such Distribution Date; provided, however, that the Certificateholders' Principal Distributable Amount shall not exceed the Certificate Balance. In addition, on the Certificate Final Scheduled Distribution Date, the principal required to be included in the Certificateholders' Principal Distributable Amount will include the amount that is necessary (after giving effect to the other amounts to be Certificate Distribution Account on such Distribution Date and allocable to principal) to reduce the Certificate Balance to zero.

     "Class" means any one of the classes of Notes.

     "Class A-1 Final Scheduled Distribution Date" means the Distribution Date in August 2000.

     "Class A-1 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-1 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-1 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-1 Notes actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-1 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-1 Rate.

     "Class A-1 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-1 Monthly Interest Distributable Amount for such Distribution Date and the Class A-1 Interest Carryover Shortfall for such Distribution Date.

     "Class A-1 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the prior Distribution Date (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the day immediately prior to such Distribution Date, on the Class A-1 Notes at the Class A-1 Rate on the Outstanding Amount of the Class A-1 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing
Date), after giving effect to all distributions of principal to the Class A-1 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-1 Notes shall be computed on the basis of the actual number of days in the related Interest Accrual Period and a 360-day year.

     "Class A-1 Note Balance" means, as of any date of determination, the Initial Class A-1 Note Balance less all amounts distributed to Class A-1 Noteholders on or prior to such date and allocable to principal.

     "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered in the Note Register.

     "Class A-1 Notes" means the 5.64% Asset Backed Notes, Class A-1, substantially in the form of Exhibit A-1 to the Indenture.

     "Class A-1 Rate" means 5.64% per annum.

     "Class A-2 Final Scheduled Distribution Date" means the Distribution Date in December 2001.

     "Class A-2 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-2 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-2 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-2 Notes actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-2 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-2 Rate.

     "Class A-2 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-2 Monthly Interest Distributable Amount for such Distribution Date and the Class A-2 Interest Carryover Shortfall for such Distribution Date.

     "Class A-2 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the 25th day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the 24th day of the calendar month in which such Distribution Date occurs, on the Class A-2 Notes at the Class A-2 Rate on the Outstanding Amount of the Class A-2 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-2 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-2 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered in the Note Register.

     "Class A-2 Notes" means the 6.16% Asset Backed Notes, Class A-2, substantially in the form of Exhibit A-2 to the Indenture.

     "Class A-2 Rate" means 6.16% per annum.

     "Class A-3 Final Scheduled Distribution Date" means the Distribution Date in April 2003.

     "Class A-3 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-3 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-3 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-3 Notes actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-3 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-3 Rate.

     "Class A-3 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-3 Monthly Interest Distributable Amount for such Distribution Date and the Class A-3 Interest Carryover Shortfall for such Distribution Date.

     "Class A-3 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the 25th day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the 24th day of the calendar month in which such Distribution Date occurs, on the Class A-3 Notes at the Class A-3 Rate on the Outstanding Amount of the Class A-3 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-3 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-3 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-3 Noteholder" means the Person in whose name a Class A-3 Note is registered in the Note Register.

     "Class A-3 Notes" means the 6.41% Asset Backed Notes, Class A-3, substantially in the form of Exhibit A-3 to the Indenture.

     "Class A-3 Rate" means 6.41% per annum.

     "Class A-4 Final Scheduled Distribution Date" means the Distribution Date in April 2004.

     "Class A-4 Interest Carryover Shortfall" means, with respect to any Distribution Date, the amount, if any, by which the sum of the Class A-4 Monthly Interest Distributable Amount for the preceding Distribution Date and any outstanding Class A-4 Interest Carryover Shortfall on such preceding Distribution Date exceeds the amount in respect of interest for the Class A-4 Notes actually deposited in the Note Distribution Account on such preceding Distribution Date, plus interest on the amount of interest due but not paid to the Class A-4 Noteholders on such preceding Distribution Date, to the extent permitted by law, at the Class A-4 Rate.

     "Class A-4 Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-4 Monthly Interest Distributable Amount for such Distribution Date and the Class A-4 Interest Carryover Shortfall for such Distribution Date.

     "Class A-4 Monthly Interest Distributable Amount" means, with respect to any Distribution Date, interest accrued from and including the 25th day of the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) to and including the 24th day of the calendar month in which such Distribution Date occurs, on the Class A-4 Notes at the Class A-4 Rate on the Outstanding Amount of the Class A-4 Notes on the immediately preceding Distribution Date (or, in the case of the first Distribution Date, the Closing Date), after giving effect to all distributions of principal to the Class A-4 Noteholders on or prior to such preceding Distribution Date. For all purposes of this Agreement and the other Basic Documents, interest with respect to the Class A-4 Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

     "Class A-4 Noteholder" means the Person in whose name a Class A-4 Note is registered in the Note Register.

     "Class A-4 Notes" means the 6.54% Asset Backed Notes, Class A-4, substantially in the form of Exhibit A-4 to the Indenture.

     "Class A-4 Rate" means 6.54% per annum.

     "Closing Date" means September 29, 1999.

     "Collateral" has the meaning specified in the Granting Clause of the Indenture.

     "Collection Account" means the account designated as such, established and maintained pursuant to Section 5.01(a).

     "Collection Period" means with respect to any Distribution Date, the calendar month preceding such Distribution Date. Any amount stated as of the last day of a Collection Period or as of the first day of a Collection Period shall give effect to the following calculations as determined as of the close of business on such last day: (i) all applications of collections and (ii) all distributions to be made on the following Distribution Date.

     "Contract" means a motor vehicle retail installment sale contract.

     "Controlling Party" means (i) if the Notes have not been paid in full, the Indenture Trustee acting at the direction of at least a majority in Outstanding Amount of the Noteholders and (ii) if the Notes have been paid in full, the Owner Trustee for the benefit of the Certificateholders.

     "Conveyed Assets" shall have the meaning set forth in Section 2.01.

     "Corporate Trust Administration Department" shall have the meaning set forth in the Trust Agreement.

     "Corporate Trust Office" shall have the meaning set forth in the Indenture.

     "Custodian" means BMW FS, in its capacity as custodian of the Receivables.

     "Cutoff Date" means the Initial Cutoff Date or the Subsequent Cutoff Date, as the context may require.

     "Dealer" means the dealer who sold a Financed Vehicle and who originated the related Receivable and assigned it to BMW FS pursuant to a Dealer Agreement.

     "Dealer Agreement" means an agreement between BMW FS and a Dealer pursuant to which such Dealer sells Contracts to BMW FS, substantially in the form of Exhibit D hereto.

     "Delinquent Receivable" means a Receivable with respect to which more than 20% of any Scheduled Payment is more than 29 days delinquent as of the last day of the related Collection Period, excluding Receivables with respect to which the related Financed Vehicle has been repossessed and Liquidated Receivables.

     "Delivery" when used with respect to Trust Account Property means:

     (a) with respect to bankers' acceptances, commercial paper, negotiable certificates of deposit and other obligations that constitute "instruments" within the meaning of Section 9-105(1)(i) of the UCC and are susceptible of physical delivery, transfer thereof to the Indenture Trustee by physical delivery to the Indenture Trustee endorsed to, or registered in the name of, the Indenture Trustee or endorsed in blank, and, with respect to a certificated security (as defined in Section 8-102 of the UCC) transfer thereof (i) by delivery of such certificated security endorsed to, or registered in the name of, the Indenture Trustee or (ii) by delivery thereof to a "clearing corporation" (as defined in Section 8-102 of the UCC) and the making by such clearing corporation of appropriate entries on its books reducing the appropriate securities account of the transferor and increasing the appropriate securities account of the Indenture Trustee by the amount of such certificated security and the identification by the clearing corporation of the certificated securities for the sole and exclusive account of the Indenture Trustee (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

     (b) with respect to any security issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation or by the Federal National Mortgage Association that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate book-entry account maintained with a Federal Reserve Bank by a securities intermediary that is also a "depository" pursuant to applicable federal regulations; the making by such securities intermediary of entries in its books and records crediting such Trust Account Property to the Indenture Trustee's security account at the securities intermediary and identifying such book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations as belonging to the Indenture Trustee; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee, consistent with changes in applicable law or regulations or the interpretation thereof;

     (c) with respect to any item of Trust Account Property that is an uncertificated security under Article 8 of the UCC and that is not governed by clause (b) above, registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian who either
(i) becomes the registered owner on behalf of the Indenture Trustee or (ii) having previously become the registered owner, acknowledges that it holds for the Indenture Trustee; and

     (d) with respect to any item of Trust Account Property that is a security entitlement causing the securities intermediary to indicate on its books and records that such security entitlement has been credited to a securities account of the Indenture Trustee.

     "Depositor" means SSB and its successors in interest.

     "Determination Date" means, with respect to each Distribution Date, the earlier of (i) the eighteenth calendar day of the month in which such Distribution Date occurs (or if such eighteenth day is not a Business Day, the next succeeding Business Day) and (ii) the fifth Business Day preceding such Distribution Date.

     "Distribution Date" means, with respect to each Collection Period, the twenty-fifth day of the following month or, if such day is not a Business Day, the immediately following Business Day, commencing on October 25, 1999.

     "Distribution Date Payment Shortfall" means, with respect to any Distribution Date, the amount by which the Required Payment exceeds the Total Distribution Amount for such Distribution Date.

     "Eligible Deposit Account" means either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States of America or any State, having corporate trust powers and acting as trustee for funds deposited in such account, so long as any of the securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories that signifies investment grade.

     "Eligible Institution" means (a) the corporate trust department of the Indenture Trustee or the Owner Trustee or (b) a depository institution organized under the laws of the United States of America or any State, that
(i) has either (A) a long-term unsecured debt rating of at least "AA-" by Standard & Poor's and acceptable to Moody's or (B) a short-term unsecured debt rating or certificate of deposit rating of at least "A-1+" by Standard & Poor's and acceptable to Moody's and (ii) the deposits of which are insured by the FDIC.

     "Eligible Investments" means securities, negotiable instruments or security entitlements that evidence:

     (a) direct obligations of, and obligations fully guaranteed as to the full and timely payment by, the United States of America;

     (b) demand deposits, time deposits or certificates of deposit of any depository institution or trust company incorporated under the laws of the United States of America or any State (or any domestic branch of a foreign bank) and subject to supervision and examination by federal or state banking or depository institution authorities; provided, however, that at the time of the investment or contractual commitment to invest therein, the commercial paper or other short-term unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) thereof shall have a credit rating from each Rating Agency in the highest investment category granted thereby;

     (c) commercial paper having, at the time of the investment or contractual commitment to invest therein, a rating from each Rating Agency in the highest investment category granted thereby;

     (d) investments in money market funds having a rating from each Rating Agency in the highest investment category granted thereby (including funds for which the Indenture Trustee or the Owner Trustee or any of their respective Affiliates is investment manager or advisor);

     (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

     (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause; and

     (g) any other investment with respect to which the Issuer, the Indenture Trustee or the Servicer has received written notification from each Rating Agency that the acquisition of such investment will satisfy the Rating Agency Condition.

     "Eligible Servicer" means BMW FS or any other Person that at the time of its appointment as Servicer (i) is servicing a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans, (ii) is legally qualified and has the capacity to service the Receivables, (iii) has demonstrated the ability professionally and competently to service a portfolio of motor vehicle retail installment sale contracts or motor vehicle installment loans similar to the Receivables with reasonable skill and care and (iv) has a minimum net worth of $50,000,000.

     "Excess Mileage" shall mean, with respect to any Financed Vehicle securing an Owners Choice Receivable, the amounts payable by the related Obligor relating to the excess of the number of miles by which such Financed Vehicle has been driven over the number of miles such Financed Vehicle may be driven during the term of the related Owners Choice Receivable (as specified in the Contract related to such Owners Choice Receivable) without incurring an excess mileage charge pursuant to the related Contract, net of the amount, if any, payable to a third party collection agency as payment of its fees and expenses in connection with collecting such amounts from the related Obligor.

     "Excess Wear and Tear" shall mean, with respect to any Financed Vehicle securing an Owners Choice Receivable, all amounts payable by the related Obligor relating to damages to such Financed Vehicle that are not the result of normal wear and tear, as more specifically described in the Contract related to such Owners Choice Receivable, net of the amount, if any, payable to a third party collection agency as payment of its fees and expenses in connection with collecting such amounts from the related Obligor.

     "FDIC" means the Federal Deposit Insurance Corporation, and its successors.

     "Financed Vehicle" means a new or used automobile, sport utility vehicle or motorcycle, together with all accessions thereto, securing an Obligor's indebtedness under the related Contract.

     "Funding Period" means the period beginning on and including the Closing Date and ending on and including the first to occur of (a) the Determination Date on which the amount on deposit in the Pre-Funding Account (after giving effect to any transfers therefrom in connection with the transfer of Subsequent Receivables to the Issuer on such Determination Date) is less than or equal to $100,000, (b) the date of occurrence of a Servicer Termination Event or an Event of Default under the Indenture, or (c) the last day of the Collection Period in March 2000.

     "Indenture" means the Indenture, dated as of September 1, 1999, between the Issuer and the Indenture Trustee.

     "Indenture Trustee" means the Person acting as Indenture Trustee under the Indenture, its successors in interest and any successor trustee under the Indenture.

     "Initial Certificate Balance" means $33,400,000.

     "Initial Class A-1 Note Balance" means $190,000,000.

     "Initial Class A-2 Note Balance" means $400,000,000.

     "Initial Class A-3 Note Balance" means $300,000,000.

     "Initial Class A-4 Note Balance" means $171,600,000.

     "Initial Cutoff Date" means the close of business on August 31, 1999.

     "Initial Pool Balance" means an amount equal to the aggregate Principal Balance of the Initial Receivables as of the Initial Cutoff Date (including the aggregate principal balance of the Balloon Payments).

     "Initial Receivable" means any Contract listed on Schedule A (which Schedule may be in the form of microfiche).

     "Insolvency Event" means, with respect to a specified Person, (a) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person or any substantial part of its property in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days; or (b) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official for such Person or for any substantial part of its property, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

     "Interest Accrual Period" means, with respect to the Class A-1 Notes, the period from and including the most recent Distribution Date on which interest has been paid (or, in the case of the first Distribution Date, the Closing
Date) to and including the day before the Distribution Date and, with respect to the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Certificates, the period from and including the 25th day of the preceding calendar month (or, in the case of the first Distribution Date, the Closing
Date) to and including the 24th day of the calendar month in which such Distribution Date occurs.

     "Interest Distribution Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the Collection Period preceding such Distribution Date: (a) that portion of all collections on Receivables allocable to interest (including any Advances in respect thereof), (b) the Purchase Amount of each Receivable that became a Purchased Receivable during such Collection Period to the extent attributable to accrued interest on such Receivable, (c) Recoveries for such Collection Period, (d) Investment Earnings for the related Distribution Date, (e) Liquidation Proceeds for such Collection Period to the extent allocable to interest, (f) Net Investment Losses required to be deposited by the Servicer and (g) the Capitalized Interest Distribution Amount; provided, however, that in calculating the Interest Distribution Amount the following will be excluded: all payments and proceeds (including Liquidation Proceeds) of any Purchased Receivables the Purchase Amount of which has been included in the Interest Distribution Amount in a prior Collection Period.

     "Investment Earnings" means, with respect to any Distribution Date, the investment earnings (net of losses and investment expenses) on amounts on deposit in a Trust Account (other than the Collection Account) to be applied on such Distribution Date pursuant to Section 5.01(d).

     "Issuer" means BMW Vehicle Owner Trust 1999-A.

     "Lien" means a security interest, lien, charge, pledge, equity or encumbrance of any kind, other than tax liens, mechanics' liens and any liens that attach to the respective Receivable by operation of law as a result of any act or omission by the related Obligor.

     "Liquidated Receivable" means a Receivable with respect to which the earliest of the following shall have occurred: (i) the related Financed Vehicle has been repossessed and liquidated, (ii) the related Financed Vehicle has been repossessed in excess of 90 days and has not yet been liquidated,
(iii) in the case of an Owners Choice Receivable for which the Obligor has exercised the Sale Option the related Financed Vehicle has been liquidated,
(iv) the Servicer has determined in accordance with its credit policies that all amounts that it expects to receive with respect to the Receivable have been received or (v) the end of the Collection Period in which the Receivable becomes 150 days or more past due. For purposes of this definition and an Owners Choice Receivable for which the Sale Option has been exercised, such Receivable will be considered a Liquidated Receivable on the earlier to occur of (a) the disposition of the related Financed Vehicles and (b) 90 days from the date the Sale Option was exercised.

     "Liquidation Proceeds" means, with respect to any Receivable that becomes a Liquidated Receivable, the moneys collected in respect thereof, from whatever source, during or after the Collection Period in which such Receivable became a Liquidated Receivable, including liquidation of the related Financed Vehicle, net of the sum of any out-of-pocket expenses of the Servicer reasonably allocated to such liquidation and any amounts required by law to be remitted to the Obligor on such Liquidated Receivable.

     "Minimum Required Rating" means, with respect to BMW Capital, a short-term unsecured debt rating of the commercial paper of BMW Capital (which commercial paper is guaranteed by Bayerische Motoren Werke Aktiengesellschaff) equal to or greater than "Prime-1" by Moody's and "A-1" by Standard & Poor's.

     "Moody's" means Moody's Investors Service, Inc., and its successors.

     "Net Investment Losses" means, with respect to a Trust Account and any Collection Period, the amount, if any, by which the aggregate of all losses and expenses incurred during such period in connection with the investment of funds in Eligible Investments in accordance with Section 5.01(d) exceeds the aggregate of all interest and other income realized during such period on such funds.

     "Nonrecoverable Advance" means any advance made or proposed to be made pursuant to Section 5.12, which the Servicer believes, in its good faith judgment, is not, or if made would not be, ultimately recoverable from Liquidation Proceeds or otherwise. In determining whether an advance is or will be nonrecoverable, the Servicer need not take into account that it might receive any amounts in a deficiency judgment.

     "Note Balance" means, as of any date of determination, an amount equal to the sum of (i) the Initial Class A-1 Note Balance, (ii) the Initial Class A-2 Note Balance, (iii) the Initial Class A-3 Note Balance and (iv) the Initial Class A-4 Note Balance, less all amounts distributed to Noteholders on or prior to such date and allocable to principal.

     "Note Distribution Account" means the account designated as such, established and maintained pursuant to Section 5.01(b).

     "Note Pool Factor" means, with respect to each Class of Notes as of the close of business on the last day of a Collection Period, a seven-digit decimal figure equal to the Outstanding Amount of such Class of Notes (after giving effect to any reductions thereof to be made on the immediately following Distribution Date) divided by the original Outstanding Amount of such Class of Notes. The Note Pool Factor will be 1.0000000 as of the Closing Date; thereafter, the Note Pool Factor will decline to reflect reductions in the Outstanding Amount of such Class of Notes.

     "Noteholders" shall mean the Class A-1 Noteholders, the Class A-2 Noteholders, the Class A-3 Noteholders or the Class A-4 Noteholders.

     "Noteholders' Distributable Amount" means, with respect to any Distribution Date, the sum of the Noteholders' Interest Distributable Amount and the Noteholders' Principal Distributable Amount.

     "Noteholders' Interest Distributable Amount" means, with respect to any Distribution Date, the sum of the Class A-1 Interest Distributable Amount for such Distribution Date, the Class A-2 Interest Distributable Amount for such Distribution Date, the Class A-3 Interest Distributable Amount for such Distribution Date and the Class A-4 Interest Distributable Amount for such Distribution Date.

     "Noteholders' Principal Distributable Amount" means, with respect to any Distribution Date, the greater of (1) the lesser of (a) the Regular Principal Distributable Amount on such Distribution Date and (b) the Class A-1 Note Balance immediately prior to that Distribution Date and (2) the excess, if any, of (x) the aggregate Outstanding Amount of all Securities as of the day immediately preceding such Distribution Date over (y) the sum of the Pool Balance at the end of the related Collection Period and the amount, if any, on deposit in the Pre-Funding Account less the Yield Supplement Overcollateralization Amount with respect to such Distribution Date; provided, however, that the Noteholders' Principal Distributable Amount shall not exceed the Outstanding Amount of the Notes; and, provided, further, that:

     (1) the Noteholders' Principal Distributable Amount on the Class A-1 Final Scheduled Distribution Date shall not be less that the amount that is necessary to reduce the Outstanding Amount of the Class A-1 Notes to zero;

     (2) the Noteholders' Principal Distributable Amount on the Class A-2 Final Scheduled Distribution Date shall not be less that the amount that is necessary to reduce the Outstanding Amount of the Class A-2 Notes to zero;

     (3) the Noteholders' Principal Distributable Amount on the Class A-3 Final Scheduled Distribution Date shall not be less that the amount that is necessary to reduce the Outstanding Amount of the Class A-3 Notes to zero;

     (4) the Noteholders' Principal Distributable Amount on the Class A-4 Final Scheduled Distribution Date shall not be less that the amount that is necessary to reduce the Outstanding Amount of the Class A-4 Notes to zero.

     "Obligor" on a Receivable means the purchaser or co-purchasers of the related Financed Vehicle, and any other Person obligated to make payments thereunder.

     "Officers' Certificate" means a certificate signed by (a) the chairman of the board, any vice president, the controller or any assistant controller and
(b) the president, a treasurer, assistant treasurer, secretary or assistant secretary of the Depositor or the Servicer, as appropriate.

     "Opinion of Counsel" means one or more written opinions of counsel, who may be an employee of or counsel to the Depositor or the Servicer, which counsel shall be acceptable to the Indenture Trustee, the Owner Trustee or the Rating Agencies, as applicable, and which shall be addressed to the Owner Trustee and the Indenture Trustee and which shall be at the expense of the person required to provide such an Opinion of Counsel.

     "Outstanding Amount" means, as of any date of determination, the aggregate principal amount of a Class of Notes outstanding as of such date of determination.

     "Outstanding Amount Advanced" means, as to any Distribution Date, the aggregate of all Advances remitted by the Servicer out of its own funds pursuant to Section 5.12, less the aggregate of all related Advance Reimbursement Amounts actually received prior to such Distribution Date.

     "Owner Trustee" means Wilmington Trust Company, acting not in its individual capacity but solely as owner trustee under the Trust Agreement.

     "Owners Choice Receivable" means any Receivable that was originated under BMW FS' balloon payment financing program which provides Obligors with an end of term option to purchase, refinance or return Financed Vehicles.

     "Pass-Through Rate" means 6.91% per annum.

     "Physical Property" has the meaning assigned to such term in the definition of "Delivery" above.

     "Pool Balance" means, with respect to any Distribution Date, an amount equal to the aggregate Principal Balance of the Receivables (including the aggregate Principal Balance of the Balloon Payments) at the end of the related Collection Period, after giving effect to all payments of principal received from Obligors and Purchase Amounts to be remitted by the Servicer for the related Collection Period, and after reduction to zero of the aggregate outstanding Principal Balance of all Receivables that became Liquidated Receivables during such Collection Period.

     "Pre-Funded Amount" means the amount on deposit in the Pre-Funding Account, which shall initially be $112,777,957.15.

     "Pre-Funded Percentage" means, with respect to a Class of Notes, the ratio (expressed as a percentage), the numerator of which is the Outstanding Amount of such Class of Notes as of the preceding Distribution Date and the denominator of which is the Note Balance as of the preceding Distribution Date.

     "Pre-Funding Account" means the account designated as such, established and maintained pursuant to Section 5.01(c)(ii).

     "Principal Balance" means, with respect to any Receivable and a Determination Date, the Amount Financed minus an amount equal to, as of the close of business on the last day of the related Collection Period, that portion of all amounts received on or prior to such day with respect to such Receivable and allocable to principal using the Simple Interest Method.

     "Purchase Amount" means, with respect to any Receivable that became a Purchased Receivable, the unpaid principal balance owed by the Obligor thereon plus unpaid interest on such amount at the applicable APR to the last day of the month of repurchase.

     "Purchased Receivable" means a Receivable purchased as of the close of business on the last day of a Collection Period by or on behalf of the Servicer pursuant to Section 4.07 or by or on behalf of the Seller pursuant to
Section 3.03 and the Receivables Purchase Agreement.

     "Rating Agency" means Moody's or Standard & Poor's, as the context may require. If none of Moody's, Standard & Poor's or a successor thereto remains in existence, "Rating Agency" shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Depositor.

     "Rating Agency Condition" means, with respect to any action, that each Rating Agency shall have been given 10 days' (or such shorter period as shall be acceptable to each Rating Agency) prior notice thereof and that each Rating Agency shall not have notified the Issuer or the Indenture Trustee in writing that such action will result in a reduction, withdrawal or down-grade of the then-current rating of each class of Notes.

     "Realized Losses" means, with respect to any Receivable that becomes a Liquidated Receivable, the excess of the Principal Balance thereof (including the principal amount of any Balloon Payment) over the portion of related Liquidation Proceeds allocable to principal.

     "Receivable Files" means the following documents with respect to each Financed Vehicle:

          (i) the fully executed original of each Receivable (together with any agreements modifying each such Receivable, including any deferment agreement);

          (ii) the original credit application, or an electronic copy thereof;

          (iii) the original certificate of title or such other documents that the Servicer or the Seller shall keep on file in accordance with its customary procedures evidencing the security interest of the Seller in the related Financed Vehicle; and

          (iv) any and all other documents that the Servicer shall have kept on file in accordance with its customary procedures relating to a Receivable, an Obligor or a Financed Vehicle.

     "Receivables" means the Initial Receivables and the Subsequent
Receivables.

     "Receivables Purchase Agreement" means the Receivables Purchase Agreement dated as of September 1, 1999, among BMW FS Funding Corporation, as a seller, BMW FS, as a seller, and SSB, as Depositor.

     "Record Date" means, as to any Distribution Date, the day immediately preceding such Distribution Date.

     "Recoveries" means, with respect to any Receivable that becomes a Liquidated Receivable, monies collected in respect thereof, from whatever source, during any Collection Period following the Collection Period in which such Receivable became a Liquidated Receivable, net of the sum of any amounts expended by the Servicer for the account of the Obligor and any amounts required by law to be remitted to the Obligor.

     "Regular Principal Distributable Amount" means, with respect to any Distribution Date, the sum of the following amounts, without duplication, with respect to the Receivables in respect of the related Collection Period: (i) that portion of all collections on the Receivables allocable to principal (including with respect to any Owners Choice Receivable, the amount owed by the related Obligor with respect to a Balloon Payment), (ii) the aggregate outstanding principal balance of all Receivables that became Liquidated Receivables during such Collection Period, (iii) that portion allocable to principal of the Purchase Amount of all Receivables that became Purchased Receivables during or in respect of such Collection Period, (iv) on the Distribution Date on or immediately following the end of the Funding Period, the Remaining Pre-Funded Amount.

     "Remaining Pre-Funded Amount" means the Pre-Funded Amount on deposit in the Pre-Funding Account at the end of the Funding Period after the application thereof to the purchase of any Subsequent Receivables.

     "Required Payment" means, with respect to each Distribution Date, the amount required to be distributed to the Securityholders pursuant to Section 5.06(b)(i), (ii), (iii), (iv) and (v).

     "Reserve Account" means the account designated as such, established by the Issuer and maintained by the Indenture Trustee pursuant to Section 5.01(c)(i).

     "Reserve Account Initial Deposit" means $37,514,710.

     "Reserve Account Required Amount" means (a) on the Closing Date, the Reserve Account Initial Deposit and (b) with respect to any Distribution Date, an amount equal to 5.0% of the sum of the Pool Balance and the amount, if any, on deposit in the Pre-Funding Account as of the end of the related Collection Period; provided, however, that in no event shall the Reserve Account Required Amount be less than the lesser of (a) $11,131,702 and (b) the aggregate principal amount of the Securities on such Distribution Date (after giving effect to distributions on such date).

     "Reserve Account Withdrawal Amount" means, with respect to each Distribution Date, the lesser of the Distribution Date Payment Shortfall and the amount on deposit in the Reserve Account for such Distribution Date.

     "Responsible Officer" means the chairman of the board, the president, any executive vice president, any vice president, the treasurer, any assistant treasurer, the secretary, or any assistant secretary of the Servicer. Responsible Officer of the Owner Trustee shall be as defined in the Indenture.

     "Scheduled Payment" means, with respect to each Receivable, the scheduled monthly payment amount set forth in the related Contract and required to be paid by the Obligor during each Collection Period.

     "Securities" means the Notes and the Certificates.

     "Securities Intermediary" means The Chase Manhattan Bank, in its capacity as the securities intermediary in the Securities Account Control Agreement dated as of September 29, 1999.

     "Securityholders" means the Noteholders and/or the Certificateholders, as the context may require.

     "Sellers" means BMW FS and BMW FS Funding Corporation and their respective successors in interest, as sellers of the Receivables to the Depositor pursuant to the Receivables Purchase Agreement.

     "Servicer" means BMW FS, as the servicer of the Receivables, and each successor to BMW FS (in the same capacity) pursuant to Section 7.03 or 8.03.

     "Servicer Termination Event" shall have the meaning set forth in Section 8.01.

     "Servicer's Certificate" means an Officers' Certificate of the Servicer delivered pursuant to Section 4.09, substantially in the form of Exhibit C.

     "Servicing Fee" means an amount equal to the sum of (i) the product of the Servicing Fee Rate and the Pool Balance as of the first day of the related Collection Period, and (ii) any late fees, prepayment charges, extension fees and other administrative fees or similar charges collected on the Receivables.

     "Servicing Fee Rate" means 1.00% per annum.

     "Simple Interest Method" means the method of allocating the monthly payments received with respect to a Receivable to interest in an amount equal to the product of (i) the applicable APR, (ii) the period of time (expressed as a fraction of a year, based on the actual number of days in the calendar month and 365 days in the calendar year) elapsed since the preceding payment was made under such Receivable and (iii) the outstanding principal amount of such Receivable, and allocating the remainder of each such monthly payment to principal.

     "SSB" means SSB Vehicle Securities Inc., a Delaware corporation, and its successors.

     "Standard & Poor's" means Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., and its successors.

     "Subsequent Closing Date" shall have the meaning assigned to such term in the Subsequent Purchase Agreement.

     "Subsequent Cutoff Date" means the date as of which Subsequent Receivables are conveyed to the Trust pursuant to Section 2.01.

     "Subsequent Purchase Agreement" shall have the meaning assigned to such term in the Receivables Purchase Agreement.

     "Subsequent Receivables" means the Contracts transferred to the Issuer pursuant to Section 2.01, which shall be listed on Schedule A to the Subsequent Transfer Agreement.

     "Subsequent Transfer Agreement" shall have the meaning assigned hereto in
Section 2.01(b).

     "Subsequent Transfer Date" means the date designated by the Depositor during the Funding Period on which Subsequent Receivables are to be transferred to the Issuer in accordance with Section 2.01 and pursuant to the Subsequent Transfer Agreement.

     "Total Distribution Amount" means, for each Distribution Date, the sum of the related Interest Distribution Amount and the related Regular Principal Distributable Amount (other than the portion thereof attributable to Realized Losses).

     "Trust" means the Issuer.

     "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise) and all proceeds of the foregoing.

     "Trust Accounts" shall mean the Collection Account, the Note Distribution Account, the Capitalized Interest Account, the Pre-Funding Account and the Reserve Account.

     "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of September 1, 1999, between the Depositor and the Owner Trustee.

     "Trustee Fee Rates" means the rates at which the fees and expenses are due to the Indenture Trustee and the Owner Trustee.

     "Trust Officer" means, in the case of the Indenture Trustee, any Officer within the Global Trust Service Department of the Indenture Trustee, including any Assistant Vice President, Assistant Treasurer, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject, in each case having direct responsibility for the administration of the Basic Documents and, with respect to the Owner Trustee, any officer in the Corporate Trust Administration Department of the Owner Trustee with direct responsibility for the administration of the Trust Agreement and the other Basic Documents on behalf of the Owner Trustee.

     "UCC" means the Uniform Commercial Code, as in effect in the relevant jurisdiction.

     "Weighted Average Security Rate" means the percentage equivalent of a fraction, the numerator of which is the sum of (1) the product of the Class A-1 Rate times the Initial Class A-1 Note Balance, (2) the Product of the Class A-2 Rate times the Initial Class A-2 Note Balance, (3) the product of the Class A-3 Rate times the Initial Class A-3 Note Balance, (4) the product of the Class A-4 Rate times the Initial Class A-4 Note Balance and (5) the product of the Pass-Through Rate and the Initial Certificate Balance and the denominator of which is the sum of the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance and the Initial Certificate Balance.

     "Yield Supplement Overcollateralization Amount" means, with respect to any Distribution Date, the dollar amount set forth next to such Distribution Date on Schedule D hereto.

     Section 1.02. Other Definitional Provisions.

     (a) Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Indenture or, if not defined therein, in the Trust Agreement.

     (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

     (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

     (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Article, Section, Schedule and Exhibit references contained in this Agreement are references to Articles, Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; "or" shall include "and/or"; and the term "including" shall mean "including without limitation".

     (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

     (f) Any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II

                           CONVEYANCE OF RECEIVABLES

     Section 2.01. Conveyance of Receivables.

     (a) In consideration of the Issuer's delivery to or upon the order of the Depositor of the Notes, the Certificates and the Residual Interest (as defined in the Trust Agreement), the Depositor does hereby sell, transfer, assign, set over and otherwise convey to the Issuer, without recourse (subject to the obligations of the Depositor set forth herein), all right, title and interest of the Depositor in and to:

          (i) the Initial Receivables and all moneys received thereon after the Initial Cutoff Date and the Subsequent Receivables listed on Schedule A to the Subsequent Transfer Agreement and all moneys received therefrom on or after the Subsequent Cutoff Date;

          (ii) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Receivables and any other interest of the Depositor in such Financed Vehicles;

          (iii) any Liquidation Proceeds and any other proceeds with respect to the Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or the related Obligors, including any vendor's single interest or other collateral protection insurance policy;

          (iv) any property that shall have secured a Receivable and shall have been acquired by or on behalf of the Depositor, the Servicer or the Trust;

          (v) all documents and other items contained in the Receivable Files;

          (vi) all of the Depositor's rights (but not its obligations) under the Receivables Purchase Agreement and the Subsequent Purchase Agreement;

          (vii) all right, title and interest in all funds on deposit from time to time in the Trust Accounts and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon); and

          (viii) the proceeds of any and all of the foregoing (collectively, with the assets listed in clauses (i) through (vii) above, the "Conveyed Assets").

     It is the intention of the Depositor that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Receivables and other related property from the Depositor to the Trust and the beneficial interest in and title to the Receivables and the related property shall not be part of the Depositor's estate in the event of the filing of a bankruptcy petition by or against the Depositor under any bankruptcy law. In the event that, notwithstanding the intent of the Depositor, the transfer and assignment contemplated hereby is held not to be a sale, this Agreement shall constitute a grant of a security interest in all accounts, money, chattel paper, securities, instruments, documents, deposit accounts, certificates of deposit, letters of credit, advices of credit, banker's acceptances, uncertificated securities, general intangibles, contract rights, goods and other property consisting of, arising from or relating to such Conveyed Assets, for the benefit of the Securityholders as security for the Depositor's obligations hereunder.

     (b) The Depositor shall transfer to the Issuer the Subsequent Receivables and the other property and rights related thereto described in paragraph (a) above only upon the satisfaction of each of the following conditions and satisfaction by the Seller of the conditions in Section 2.03 of the Receivables Purchase Agreement on or prior to the Subsequent Transfer Date:

          (i) the Depositor shall have delivered to the Owner Trustee and the Indenture Trustee (A) a written transfer agreement in substantially the form of Exhibit E hereto, which shall have been duly executed by each of the parties thereto (the "Subsequent Transfer Agreement"), which shall include supplements to Schedule A hereto listing the Subsequent Receivables and (B) an Addition Notice;

          (ii) on the Subsequent Transfer Date, (A) the Depositor was not insolvent and will not become insolvent as a result of the transfer of the related Subsequent Receivables on the Subsequent Transfer Date, (B) the Depositor did not intend to incur or believe that it would incur debts that would be beyond the Depositor's ability to pay as such debts matured, (C) such transfer was not made with actual intent to hinder, delay or defraud any Person and (D) the assets of the Depositor did not constitute unreasonably small capital to carry out its business as conducted;

          (iii) the Funding Period shall not have terminated;

          (iv) each of the representations and warranties made by the Depositor pursuant to Section 3.02 with respect to the related Subsequent Receivables shall be true and correct as of the Subsequent Transfer Date;

          (v) the addition of any of the related Subsequent Receivables will not result in a material adverse tax consequence to the Trust, the Noteholders or the Certificateholders;

          (vi) the Depositor shall have delivered to each Rating Agency, the Issuer and the Indenture Trustee, an Opinion of Counsel with respect to the transfer of the related Subsequent Receivables substantially in the form of, or confirming, the Opinion of Counsel delivered to each Rating Agency on the Closing Date and any other opinions reasonably required by the Rating Agencies;

          (vii) the Rating Agency Condition shall be satisfied with respect to the transfer of the Subsequent Receivables to the Trust; and

          (viii) the Depositor shall have delivered to the Indenture Trustee and the Owner Trustee an Officers' Certificate confirming the satisfaction of each condition precedent on its part to be performed specified in this paragraph.

     (c) The Depositor covenants to transfer to the Issuer during the Funding Period pursuant to, and subject to the conditions set forth in, paragraph (b) above, all Subsequent Receivables transferred by BMW FS to the Depositor pursuant to Section 2.03 of the Receivables Purchase Agreement.

                                 ARTICLE III

                                THE RECEIVABLES

     Section 3.01. Representations and Warranties of the Sellers.

     (a) The Sellers have made each of the representations and warranties set forth in Exhibit A hereto under the Receivables Purchase Agreement and have consented to the assignment by the Depositor to the Issuer of the Depositor's rights with respect thereto. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables and as of the Subsequent Transfer Date in the case of the Subsequent Receivables, but shall survive the sale, transfer and assignment of the Receivables to the Issuer and the pledge of such Receivables to the Indenture Trustee. Pursuant to Section 2.01 of this Agreement, the Depositor has sold, assigned, transferred and conveyed to the Issuer, as part of the assets of the Issuer, its rights under the Receivables Purchase Agreement, including the representations and warranties of the Sellers therein as set forth in Exhibit A, upon which representations and warranties the Issuer relies in accepting the Receivables and delivering the Securities, together with all rights of the Depositor with respect to any breach thereof, including the right to require the Sellers to repurchase Receivables in accordance with the Receivables Purchase Agreement. It is understood and agreed that the representations and warranties referred to in this Section shall survive the sale and delivery of the Receivables to the Issuer or the Custodian.

     (b) The Sellers hereby agree that the Issuer shall have the right to enforce any and all rights under the Receivables Purchase Agreement assigned to the Issuer herein, including the right to cause the Sellers to repurchase any Receivable with respect to which it is in breach of any of its representations and warranties set forth in Exhibit A, directly against the Sellers as though the Issuer were a party to the Receivables Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights indirectly through the Depositor.

     Section 3.02. Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties, on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations and warranties speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables and as of the Subsequent Transfer Date in the case of the Subsequent Receivables, but shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture:

     (a) Title. The Depositor shall convey to the Issuer all right, title and interest of the Depositor in and to the Receivables.

     (b) All Filings Made. The Depositor has caused all filings (including UCC filings) to be made in New York and Delaware with respect to the sale of the Receivables to the Issuer and the pledge contemplated in the Basic Agreements to the Indenture Trustee.

     (c) Liens. The Depositor has not taken any actions to create, incur or suffer to exist any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement.

     Section 3.03. Repurchase Upon Breach. Each of the Depositor, the Owner Trustee, the Indenture Trustee, the Sellers and the Servicer shall inform the other parties to this Agreement promptly, in writing, upon the discovery by it of any breach of the Sellers' representations and warranties made pursuant to
Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement, without regard to any limitation set forth in such representation or warranty concerning the knowledge of the Sellers as to the facts stated therein. Unless any such breach shall have been cured by the last day of the first Collection Period following the discovery or notice thereof, the Sellers shall be obligated and, if necessary, the Issuer shall enforce the obligations of the Sellers under the Receivables Purchase Agreement, to purchase as of such last day any Receivable materially and adversely affected by any such breach. In consideration of the repurchase of any such Receivable, the repurchasing Sellers shall remit the Purchase Amount to the Collection Account and notify in writing the Indenture Trustee of such deposit, in the manner specified in Section 5.04. The sole remedy of the Issuer, the Indenture Trustee, the Noteholders, or the Certificateholders with respect to the unpaid balance plus accrued interest on any Receivable as to which a breach of a representation or warranty has occurred pursuant to Section 3.01 of this Agreement or Section 3.02 of the Receivables Purchase Agreement or the agreement contained in this Section shall be to require the Sellers to purchase such Receivable pursuant to this Section or to repurchase such Receivable pursuant to the Receivables Purchase Agreement.

     Section 3.04. Custody of Receivable Files. To assure uniform quality in servicing the Receivables and to reduce administrative costs, the Issuer hereby revocably appoints the Servicer, and the Servicer hereby accepts such appointment, to act for the benefit of the Issuer and the Indenture Trustee as custodian of the Receivable Files, which are hereby constructively delivered by the Issuer to the Indenture Trustee.

     Section 3.05. Duties of Servicer as Custodian.

     (a) Safekeeping. The Servicer shall hold the Receivable Files as custodian for the benefit of the Issuer and the Indenture Trustee, and shall maintain such accurate and complete accounts, records and computer systems pertaining to each Receivable File as shall enable the Issuer to comply with this Agreement. In performing its duties as custodian, the Servicer shall act with reasonable care, using that degree of skill and attention that the Servicer exercises with respect to the receivable files relating to all comparable automotive and motorcycle receivables that the Servicer services for itself or others. The Servicer shall conduct, or cause to be conducted, periodic reviews of the Receivable Files held by it under this Agreement in a manner consistent with its reviews of other receivables serviced for its own account and of the related accounts, records and computer systems, in such a manner as shall enable the Issuer or the Indenture Trustee to verify the accuracy of the Servicer's record keeping. The Servicer shall promptly report to the Issuer and the Indenture Trustee any material failure on its part to hold the Receivable Files and maintain its accounts, records and computer systems as herein provided and shall promptly take appropriate action to remedy any such material failure. Nothing herein shall be deemed to require an initial review or any periodic review by the Issuer or the Indenture Trustee of the Receivable Files.

     (b) Maintenance of and Access to Records. The Servicer shall maintain each Receivable File at one of its offices specified in Schedule B to this Agreement or at such other office as shall be specified to the Issuer and the Indenture Trustee by written notice not later than 90 days after any change in location. The Servicer shall make available to the Issuer and the Indenture Trustee or their duly authorized representatives, attorneys or auditors a list of locations of the Receivable Files and the related accounts, records and computer systems maintained by the Servicer at such times during normal business hours as the Issuer shall reasonably instruct, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations.

     Section 3.06. Instructions; Authority to Act. The Servicer shall be deemed to have received proper instructions with respect to the Receivable Files upon its receipt of written instructions signed by a Trust Officer of the Indenture Trustee or, if the Notes have been paid in full, of the Owner Trustee.

     Section 3.07. Custodian's Indemnification. The Servicer, as custodian, shall indemnify the Trust, the Owner Trustee and the Indenture Trustee and each of their officers, directors, employees and agents for any and all liabilities, obligations, losses, compensatory damages, payments, costs, or expenses of any kind whatsoever that may be imposed on, incurred by or asserted against the Trust, the Owner Trustee or the Indenture Trustee or any of their officers, directors, employees or agents as the result of any improper act or omission in any way relating to the maintenance and custody by the Servicer as custodian of the Receivable Files; provided, however, that the Servicer shall not be liable to the Owner Trustee, the Indenture Trustee or any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee for any portion of any such amount resulting from the willful misfeasance, bad faith or negligence of the Owner Trustee or the Indenture Trustee, as the case may be, or any such officer, director, employee or agent of the Owner Trustee or the Indenture Trustee, as the case may be.

     Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts or omissions of such Servicer preceding such resignation or removal and shall include reasonable fees and expenses of counsel and expenses of litigation, each of which is duly documented. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     Section 3.08. Effective Period and Termination. The Servicer's appointment as custodian shall become effective as of the Initial Cutoff Date and shall continue in full force and effect unless and until terminated pursuant to this Section 3.08. If BMW FS or any successor Servicer shall resign as Servicer in accordance with the provisions of this Agreement or if all of the rights and obligations of BMW FS or any successor Servicer shall have been terminated under Section 8.02, the appointment of such Servicer as custodian may be terminated by the Issuer or by the Holders of Notes evidencing not less than 50% of the Outstanding Amount of the Notes, by the Owner Trustee or by Holders (other than the Seller or an affiliate thereof) of Certificates evidencing not less than 50% of the Certificate Balance, in the same manner as the Indenture Trustee or such Securityholders may terminate the rights and obligations of the Servicer under Section 8.02. As soon as practicable after any termination of such appointment (but in no event more than ten (10) Business Days after any such termination of appointment), the Servicer shall deliver the Receivable Files to the Indenture Trustee or the Indenture Trustee's agent at such place or places as the Indenture Trustee may reasonably designate. Notwithstanding the termination of BMW FS as custodian, the Indenture Trustee and the Owner Trustee agree that, upon any such termination and for so long as BMW FS remains the Servicer hereunder, the Indenture Trustee or the Owner Trustee, as the case may be, shall provide, or cause its agent to provide, access to the Receivable Files to the Servicer for the purpose of enabling the Servicer to perform its obligations under this Agreement with respect to the servicing of the Receivables.

                                  ARTICLE IV

                  ADMINISTRATION AND SERVICING OF RECEIVABLES

     Section 4.01. Duties of Servicer. The Servicer, for the benefit of the Issuer and the Indenture Trustee, shall manage, service, administer and make collections on the Receivables and perform the other actions required by the Servicer under this Agreement. The Servicer shall service the Receivables in accordance with its customary and usual procedures. The Servicer's duties shall include the collection and posting of all payments, responding to inquiries of Obligors, investigating delinquencies, sending payment coupons to Obligors, reporting any required tax information to Obligors, monitoring the Collateral, accounting for collections, furnishing monthly and annual statements to the Owner Trustee, and the Indenture Trustee with respect to distributions and performing the other duties specified herein. The Servicer also shall administer and enforce all rights of the holder of the Receivables under the Receivables and the Dealer Agreements. To the extent consistent with the standards, policies and procedures otherwise required hereby, the Servicer shall follow its customary standards, policies and procedures and shall have full power and authority, acting alone, to do any and all things in connection with the managing, servicing, administration and collection of the Receivables that it may deem necessary or desirable. Without limiting the generality of the foregoing, the Servicer is hereby authorized and empowered to execute and deliver, on behalf of itself, the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders, or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments with respect to the Receivables and with respect to the Financed Vehicles; provided, however, that, notwithstanding the foregoing, the Servicer shall not, except pursuant to an order from a court of competent jurisdiction, release an Obligor from payment of any unpaid amount due under any Receivable, reduce the related APR or waive the right to collect the unpaid balance of any Receivable from an Obligor. The Servicer is hereby authorized to commence, in its own name or in the name of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders, a legal proceeding to enforce a Receivable pursuant to Section 4.03 or to commence or participate in any other legal proceeding (including a bankruptcy proceeding) relating to or involving a Receivable, an Obligor or a Financed Vehicle or self help as permitted by applicable law. If the Servicer commences or participates in any such legal proceeding in its own name, the Indenture Trustee or the Issuer shall thereupon be deemed to have automatically assigned the applicable Receivable to the Servicer solely for purposes of commencing or participating in such proceeding as a party or claimant, and the Servicer is authorized and empowered by the Indenture Trustee or the Issuer to execute and deliver in the Indenture Trustee's or the Issuer's name any notices, demands, claims, complaints, responses, affidavits or other documents or instruments in connection with any such proceeding. If in any enforcement suit or legal proceeding it shall be held that the Servicer may not enforce a Receivable on the ground that it shall not be a real party in interest or a holder entitled to enforce such Receivable, the Owner Trustee shall, at the Servicer's expense and direction, take steps to enforce such Receivable, including bringing suit in its name or the name of the Issuer, the Indenture Trustee, the Certificateholders or the Noteholders. The Owner Trustee and the Indenture Trustee shall upon the written request of the Servicer furnish the Servicer with any powers of attorney and other documents reasonably necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder.

     Section 4.02. Collection of Receivable Payments; Modifications of Receivables.

     (a) Consistent with the standards, policies and procedures required by this Agreement, the Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Receivables as and when the same shall become due, and shall follow such collection procedures as it follows with respect to all comparable motor vehicle receivables that it services for itself and otherwise act with respect to the Receivables in such a manner as will, in the reasonable judgment of the Servicer, maximize the amount to be received by the Trust with respect thereto. The Servicer is authorized in its discretion to waive any prepayment charge, late payment charge or any other similar fees that may be collected in the ordinary course of servicing any Receivable.

     (b) The Servicer may grant payment extensions only to the extent permissible in its Collection and Servicing Guidelines as in effect from time to time; provided, that no such extension shall extend the final payment date on any Receivable beyond the last day of the Collection Period ending six months prior to the Certificate Final Scheduled Distribution Date.

     (c) Upon any extension not in accordance with this Section, the Servicer shall be required to purchase the related Receivable in accordance with
Section 4.07.

     (d) With respect to each Owners Choice Receivable, the Servicer, in accordance with its customary servicing standards, policies, practices and procedures, shall contact the Obligor on or before the due date of the Balloon Payment specified in the related Contract. If, at such time, the Obligor under the Owners Choice Receivable has notified BMW FS on behalf of the Trust that it elects to sell the Financed Vehicle to BMW FS, on behalf of the Trust, in accordance with the terms of the Receivable, the Servicer shall, upon delivery of the Financed Vehicle by the Obligor to BMW FS on behalf of the Trust, inspect or cause to be inspected the Financed Vehicle for excess wear and tear and excess mileage, and to determine the necessity of any repairs. Pursuant to its normal servicing programs, the Servicer may offer to any Obligor the right to sell the Financed Vehicle prior to the maturity date of the related Receivable.

     (e) In connection with an Obligor's transfer of a Financed Vehicle to BMW FS on behalf of the Trust in satisfaction of its obligation to pay the Balloon Payment under an Owners Choice Receivable, pursuant to the terms of the Contract related to such Balloon Payment, the Servicer shall require the Obligor to pay a disposition fee (which the Servicer will retain as servicing compensation), whereupon the Servicer shall take possession of the related Financed Vehicle and shall prepare such Financed Vehicle for sale at auction or otherwise in accordance with the Servicer's customary servicing standards, policies, practices and procedures.

     (f) Proceeds received by the Servicer from the payment by an Obligor of a Financed Vehicle of amounts attributable to Balloon Payments and other amounts (including Excess Wear and Tear and Excess Mileage) owed by the Obligor or from the sale of a Financed Vehicle at auction or otherwise constitute proceeds of Balloon Payments and collections on the Receivables, and shall be deposited into the Collection Account. Following the sale of the Financed Vehicle, the Servicer, on behalf of the Trust, shall deliver the related certificate of title to the purchaser of such Financed Vehicle. Following the Servicer's receipt of proceeds from the sale of such Financed Vehicle and amounts to be paid by the Obligor, the Servicer shall record on its books and records the termination of the Trust's ownership and security interest in the related Owners Choice Receivable (and shall deliver copies thereof to the Indenture Trustee and the Owner Trustee upon written request within ten days of receipt of such request).

     (g) If the Obligor under any Owners Choice Receivable has notified the Dealer that it desires to refinance the amount that it owes on termination of the Receivable, BMW FS will, in accordance with its customary servicing standards, policies, practices and procedures, make a decision to grant or deny credit, except for Contracts for which the Obligors have the right to refinance without such an assessment, in which case BMW FS shall honor the Obligor's right to refinance. If credit is denied, the Servicer shall require the Obligor to satisfy its obligation to pay the remaining amounts owed in accordance with the terms of the Owners Choice Receivable. If credit is granted, BMW FS shall deposit an amount equal to the total amount owed by the Obligor on the Receivable to the Collection Account. Upon deposit of such amount into the Collection Account, the Trust's ownership and security interest in the related Financed Vehicle shall terminate, and the Trust will assign all interest in, to and under the Receivable and the related Financed Vehicle to BMW FS. The Servicer shall record such termination on its books and records (and shall deliver copies thereof to the Indenture Trustee and the Owner Trustee upon written request within ten Business Days of receipt of such request).

     (h) Notwithstanding anything herein or in any contract to the contrary, in the event that the Obligor elects to sell a Financed Vehicle to BMW FS pursuant to an Owners Choice Receivable, the Servicer shall have no responsibility to the Trust for any excess of the Balloon Payment over the proceeds of sale of the Financed Vehicle by the Servicer minus the disposition fee.

     Section 4.03. Realization upon Receivables. Consistent with its customary procedures, the Servicer shall use its best efforts to repossess or otherwise convert the ownership of and liquidate any Financed Vehicle securing a Receivable with respect to which the Servicer shall have determined that eventual payment in full is unlikely and with respect to which the Servicer determines that such repossession or other action to be in the best interest of the Trust.

     Section 4.04. Physical Damage Insurance. The Servicer shall, in accordance with its customary servicing procedures, require each Obligor to obtain and maintain physical loss damage insurance covering the related Financed Vehicle as of the execution of the related Receivable.

     Section 4.05. Maintenance of Security Interests in Financed Vehicles.

     (a) The Servicer shall, in accordance with its customary servicing procedures, take such steps as are reasonably necessary to maintain perfection of the security interest created by each Receivable in the related Financed Vehicle. The Servicer is hereby authorized to take such steps as are necessary to re-perfect such security interest in the event of the relocation of a Financed Vehicle, or for any other reason. In the event that the assignment of a Receivable to the Issuer is insufficient, without a notation on the related Financed Vehicle's certificate of title, or without fulfilling any additional administrative requirements under the laws of the State in which such Financed Vehicle is located, to perfect a security interest in the related Financed Vehicle in favor of the Issuer, the Servicer hereby agrees that the designation of BMW FS as the secured party on the certificate of title is in its capacity as agent of the Issuer.

     (b) The Depositor, the Owner Trustee, the Indenture Trustee and the Servicer hereby agree that, upon the occurrence of a Servicer Termination Event, the Controlling Party may take or cause to be taken such actions as may, in the opinion of counsel to the Controlling Party, be necessary to perfect or re-perfect the security interests in the Financed Vehicles in the name of the Issuer, including by amending the title documents of the Financed Vehicles. The Servicer hereby agrees to pay all expenses related to such perfection or reperfection and to take all action necessary therefor. If such expenses are not paid within 15 days after delivery of any invoice for such expenses to the Servicer, such expenses shall be paid pursuant to Section 5.06(b)(ix).

     Section 4.06. Covenants of Servicer. By its execution and delivery of this Agreement, the Servicer hereby covenants as follows (upon which covenants the Issuer, the Indenture Trustee and the Owner Trustee rely in accepting the Receivables and delivering the applicable Securities):

     (a) Liens in Force. No Financed Vehicle securing a Receivable shall be released in whole or in part from the security interest granted by such Receivable, except upon payment in full of such Receivable or as otherwise contemplated herein;

     (b) No Impairment. The Servicer shall do nothing to impair the rights of the Trust in the property of the Trust;

     (c) No Amendments. The Servicer shall not extend or otherwise amend the terms of any Receivable, except in accordance with Section 4.02; and

     (d) Restrictions on Liens. The Servicer shall not (A) create, incur or suffer to exist, or agree to create, incur or suffer to exist, or consent to or permit in the future (upon the occurrence of a contingency or otherwise) the creation, incurrence or existence of any Lien on or restriction on transferability of any Receivable except for the Lien of the Indenture and the restrictions on transferability imposed by this Agreement or (B) other than as contemplated herein, sign or file any UCC financing statements in any jurisdiction that names BMW FS or the Depositor as a debtor, and any Person other than the Depositor, the Indenture Trustee or the Issuer as a secured party, or sign any security agreement authorizing any secured party thereunder to file any such financing statement, in each case with respect to the Receivables or the related property.

     Section 4.07. Purchase of Receivables Upon Breach. Upon discovery by any of the Servicer, the Sellers, the Depositor, the Owner Trustee or the Indenture Trustee of a breach of any of the covenants set forth in Sections 4.02(b), 4.05(a) or 4.06, the party discovering such breach shall give prompt written notice to the other; provided, however, that the failure to give any such notice shall not affect any obligation of the Servicer under this Section
4.07. On or before the last day of the first Collection Period following its discovery or receipt of notice of the breach of any covenant set forth in Sections 4.02(b), 4.05(a) or 4.06 that materially and adversely affects the interests of the Issuer, the Indenture Trustee, the Owner Trustee, the Certificateholders or the Noteholders in any Receivable, the Servicer shall, unless such breach shall have been cured in all material respects by such date, purchase from the Issuer the Receivable affected by such breach. In consideration of the purchase of any such Receivable, the Servicer shall remit the related Purchase Amount into the Collection Account, with written notice to the Indenture Trustee of such deposit, in the manner specified in Section
5.04. Subject to Section 7.02, it is understood and agreed that the obligation of the Servicer to purchase any Receivable with respect to which such a breach has occurred and is continuing shall, if such obligation is fulfilled, constitute the sole remedy against the Servicer for such breach available to the Issuer, the Owner Trustee, the Indenture Trustee, the Certificateholders or the Noteholders.

     Section 4.08. Servicing Fee. The Servicing Fee shall be payable to the Servicer on each Distribution Date. That part of the Servicing Fee based on the Servicing Fee Rate shall be calculated on the basis of a 360-day year comprised of twelve 30-day months. The Servicer shall be required to pay all expenses incurred by it in connection with its activities under this Agreement (including taxes imposed on the Servicer and expenses incurred in connection with distributions and reports made by the Servicer to the Owner Trustee and the Indenture Trustee).

     Section 4.09. Servicer's Certificate. Not later than 10:00 a.m. (New York City time) on each Determination Date, the Servicer shall deliver to the Owner Trustee, the Indenture Trustee and the Depositor, with a copy to each Rating Agency and Salomon Smith Barney Inc., a Servicer's Certificate containing all information necessary to make the distributions to be made on the related Distribution Date pursuant to Section 5.06 for the related Collection Period and any other information the Indenture Trustee may reasonably request. Such Servicer's Certificate shall be certified by a Responsible Officer of the Servicer that the information provided is complete and no defaults have occurred. Receivables to be purchased by the Servicer or to be repurchased by either Seller and each Receivable that became a Liquidated Receivable shall be identified by the Servicer by account number with respect to such Receivable (as specified in the applicable Schedule of Receivables).

     Section 4.10. Annual Statement as to Compliance; Notice of Servicer Termination Event.

     (a) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, within 120 days after the end of the Servicer's fiscal year, an Officer's Certificate signed by a Responsible Officer of the Servicer, stating that (i) a review of the activities of the Servicer during the preceding 12-month period (or such shorter period in the case of the first such Officer's Certificate) and of the performance of its obligations under this Agreement has been made under such officer's supervision and (ii) to such officer's knowledge, based on such review, the Servicer has fulfilled all its obligations under this Agreement throughout such period or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

     (b) The Servicer shall deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, promptly after having obtained knowledge thereof, but in no event later than two Business Days thereafter, written notice in an Officer's Certificate of any event that is a Servicer Termination Event under Section 8.01.

     Section 4.11. Annual Independent Accountants' Report. The Servicer shall cause a firm of independent certified public accountants, which may also render other services to the Servicer or its Affiliates, to deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency, within 120 days after the end of each fiscal year, a report addressed to the Board of Directors of the Servicer, the Owner Trustee and the Indenture Trustee, to the effect that (i) the firm is independent of the Depositor and the Servicer within the meaning of the Code of Professional Ethics of the American Institute of Certified Public Accountants; (ii) a review in accordance with agreed-upon procedures was made of the Servicer's Certificates relating to such fiscal year, including the delinquency, default and loss statistics required to be specified therein and, except as disclosed in the accountants' report, no exceptions or errors in the Servicer's Certificates were found; and
(iii) a review in accordance with agreed-upon procedures was made of the Servicer's compliance with its servicing obligations in this Agreement, including without limitation the obligations of the Servicer set forth in
Section 4.02(b) hereof, and, except as disclosed in the accountants' report, no exceptions to such compliance were found.

     Section 4.12. Access to Certain Documentation and Information Regarding Receivables. The Servicer shall provide to representatives of the Owner Trustee, the Indenture Trustee, the Certificateholders and the Noteholders reasonable access to the documentation regarding the Receivables and the related Trust property. Access shall be afforded without charge, but only upon reasonable request, which does not unreasonably interfere with the Servicer's normal business operations or employee or customer relations, and during the normal business hours at the offices of the Servicer. Nothing in this Section shall affect the obligation of the Servicer to observe any applicable law prohibiting disclosure of information regarding the Obligors and the failure of the Servicer to provide access to information as a result of such obligation shall not constitute a breach of this Section.

     Section 4.13. Term of Servicer. The Servicer hereby covenants and agrees to act as Servicer under, and for the term of, this Agreement.

     Section 4.14. Access to Information Regarding Trust and Basic Documents. The Servicer shall furnish to the Owner Trustee from time to time such information regarding the Trust or the Basic Documents as the Owner Trustee shall reasonably request. The Indenture Trustee shall furnish to the Owner Trustee annually a copy of the Note Register. The Servicer shall furnish to the Owner Trustee copies of all documents and reports required to be provided by the Servicer pursuant to this Article IV of the Sale and Servicing Agreement.

                                   ARTICLE V

                 DISTRIBUTIONS; STATEMENTS TO SECURITYHOLDERS

     Section 5.01. Establishment of Accounts.

     (a) The Servicer, for the benefit of the Noteholders and the Certificateholders, shall establish and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Collection Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

     (b) The Issuer, for the benefit of the Noteholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee an Eligible Deposit Account (the "Note Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders.

     (c) The Issuer, for the benefit of the Noteholders and the Certificateholders, shall cause the Indenture Trustee to establish with and maintain in the name of the Indenture Trustee:

          (i) an Eligible Deposit Account (the "Reserve Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

          (ii) an Eligible Deposit Account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

          (iii) an Eligible Deposit Account (the "Capitalized Interest Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Noteholders and the Certificateholders.

          (iv) an Eligible Deposit Account (the "Certificate Interest Reserve Account") bears a designation clearly indicating that the funds deposited therein are held for the benefit of the Certificateholders.

     (d) Funds on deposit in the Collection Account, the Capitalized Interest Account, the Pre-Funding Account, the Certificate Interest Reserve Account and the Reserve Account shall be invested by the Indenture Trustee in Eligible Investments selected in writing by the Servicer; provided, however, that if the Servicer fails to select any Eligible Investment, the Indenture Trustee shall invest such funds in an Eligible Investment described in clause (d) of the definition of "Eligible Investment" herein. All such Eligible Investments shall be held by the Indenture Trustee for the benefit of the Noteholders and/or the Certificateholders, as applicable; provided, that such amount shall be calculated on the Determination Date and on each Distribution Date all interest and other investment income (net of Net Investment Losses) on funds on deposit in the Collection Account for the related Collection Period shall be paid to the Servicer as part of the servicing compensation or to the Indenture Trustee as compensation. Other than as permitted in writing by the Rating Agencies, funds on deposit in the Trust Accounts shall be invested in Eligible Investments that will mature not later than the Business Day immediately preceding the next Distribution Date. Funds deposited in a Trust Account on a day that immediately precedes a Distribution Date upon the maturity of any Eligible Investments are not required to be invested overnight.

     (e) In the event that there are Net Investment Losses in Eligible Investments chosen by the Servicer, the Servicer shall deposit into the Collection Account, no later than one (1) Business Day prior to the Distribution Date, the amount of the Net Investment Losses. The Indenture Trustee shall not be held liable in any way for any Net Investment Losses, except for losses attributable to the Indenture Trustee's failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as Indenture Trustee, in accordance with their terms.

     (f) (i) The Indenture Trustee shall possess all right, title and interest in all funds and investment property on deposit from time to time in or credited to the Trust Accounts and in all proceeds thereof (including all income thereon) and all such funds, investment property, proceeds and income shall be part of the Trust Estate, except as otherwise set forth herein. The Trust Accounts shall be under the sole dominion and control of the Indenture Trustee for the benefit of the Noteholders and the Certificateholders, as applicable. If, at any time, any Trust Account ceases to be an Eligible Deposit Account, the Indenture Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Trust Account as an Eligible Deposit Account and shall transfer any cash and/or any investments from the account that is no longer an Eligible Deposit Account to the Trust Account.

               (ii) With respect to the Trust Account Property, the Indenture Trustee agrees, by its acceptance hereof, that:

          (A) any Trust Account Property that is held in deposit accounts shall be held solely in the Eligible Deposit Accounts, subject to the last sentence of Section 5.01(f)(i); and each such Eligible Deposit Account shall be subject to the exclusive custody and control of the Indenture Trustee, and the Indenture Trustee shall have sole signature authority with respect thereto;

          (B) any Trust Account Property that constitutes Physical Property shall be delivered to the Indenture Trustee in accordance with paragraph (a) of the definition of "Delivery" and shall be held, pending maturity or disposition, solely by the Indenture Trustee or a securities intermediary (as such term is defined in Section 8-102 of the UCC) acting solely for the Indenture Trustee;

          (C) any Trust Account Property that is a book-entry security held through the Federal Reserve System pursuant to federal book-entry regulations shall be delivered in accordance with paragraph (b) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued book-entry registration of such Trust Account Property as described in such paragraph;

          (D) any Trust Account Property that is an "uncertificated security" under Article 8 of the UCC and that is not governed by clause (C) above shall be delivered to the Indenture Trustee in accordance with paragraph (c) of the definition of "Delivery" and shall be maintained by the Indenture Trustee, pending maturity or disposition, through continued registration of the Indenture Trustee's (or its nominee's) ownership of such security; and

          (E) any Trust Account Property that is a security entitlement shall be delivered in accordance with paragraph (d) of the definition herein of "Delivery" and shall be held pending maturity or disposition by the Indenture Trustee or a securities intermediary acting solely for the Indenture Trustee.

          (iii) The Servicer shall have the power, revocable by the Indenture Trustee or by the Owner Trustee with the consent of the Indenture Trustee, following a Servicer Termination Event to instruct the Indenture Trustee to make withdrawals and payments from the Trust Accounts, the Certificate Interest Reserve Account and the Certificate Distribution Account for the purpose of withdrawing any amounts deposited in error into such accounts.

     Section 5.02. Collections. The Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries on the Business Day prior to the Distribution Date for so long as BMW Capital has the Minimum Required Rating. So long as BMW Capital has the Minimum Required rating, the Servicer will remit all such amounts described in the preceding sentence within two (2) Business Days of receipt to an account established and maintained by BMW Capital. If BMW Capital no longer has the Minimum Required Rating, the Servicer shall remit to the Collection Account all payments by or on behalf of the Obligors with respect to the Receivables (other than Purchased Receivables), all Liquidation Proceeds and any subsequent Recoveries within two Business Days of receipt thereof. Notwithstanding anything herein to the contrary, so long as BMW FS is the Servicer, BMW FS may withhold from the deposit into the Collection Account any amounts indicated on the related Servicer's Certificate as being due and payable to the Sellers or BMW Receivables and pay such amounts directly to the Sellers or BMW Receivables, as applicable. For purposes of this Article V, the phrase "payments by or on behalf of Obligors" shall mean payments made with respect to the Receivables by Persons other than the Servicer or the Sellers.

     Section 5.03. Application of Collections.

     All payments received from or on behalf of an Obligor during each Collection Period with respect to each Receivable (other than a Purchased Receivable), shall be applied to interest and principal in accordance with the Simple Interest Method.

     Section 5.04. Purchase Amounts. If BMW Capital has the Minimum Required Rating, the Servicer and the Sellers shall deposit or cause to be deposited in the Collection Account the Purchase Amount as described in the first sentence of Section 5.02. So long as BMW Capital has the Minimum Required Rating, the Servicer will deposit the Purchase Amount into an account established and maintained by BMW Capital, such deposit being made within two (2) Business Days of the event giving rise to such Purchase Amounts. If BMW Capital no longer has the Minimum Required Rating, the Servicer or the Sellers shall deposit or cause to be deposited in the Collection Account, on or prior to each Determination Date, the aggregate Purchase Amount with respect to Purchased Receivables and the Servicer shall deposit therein all amounts to be paid under Section 4.07 and Section 9.01.

     Section 5.05. Reserved.

     Section 5.06. Distributions.

     (a) On each Determination Date, the Servicer shall calculate all amounts required to be deposited pursuant to this Section and deliver a Servicer's Certificate pursuant to Section 4.09.

     (b) On each Distribution Date, the Servicer shall instruct the Indenture Trustee in writing (based on the information contained in the Servicer's Certificate delivered on the related Determination Date pursuant to Section 4.09) to make the following deposits and distributions from amounts on deposit in the Collection Account, to the extent of the Total Distribution Amount for such Distribution Date, including all amounts transferred to the Collection Account from the Reserve Account pursuant to Section 5.07(b), to make required payments and distributions on such date pursuant to clauses (i) through (x) below, in the following order and priority:

          (i) to the Servicer, the Servicing Fee (and any accrued and unpaid Servicing Fees from prior Collection Periods) and following a Servicer Termination Event, to the successor Servicer, reasonably incurred Servicer transition costs up to an aggregate of $150,000 for all Distribution Dates;

          (ii) to the Note Distribution Account and distribution to the Noteholders, from the Total Distribution Amount remaining after the application of clause (i), the Noteholders' Interest Distributable Amount;

          (iii) to the Note Distribution Account and distribution to the Noteholders, from the Total Distribution Amount remaining after the application of clauses (i) and (ii), the Noteholders' Principal Distributable Amount;

          (iv) to the Certificate Distribution Account and distribution to the Certificateholders, from the Total Distribution Amount remaining after the application of clauses (i) through (iii), the Certificateholders' Interest Distributable Amount;

          (v) to the Certificate Distribution Account and distribution to the Certificateholders, from the Total Distribution Amount remaining after the application of clauses (i) through (iv), the Certificateholders' Principal Distributable Amount;

          (vi) to the Reserve Account, from the Total Distribution Amount remaining after the application of clauses (i) through (v), any deficiency in the Reserve Account Required Amount;

          (vii) to the Certificate Interest Reserve Account, from the Total Distribution Amount remaining after the application of clauses (i) through (vi), any deficiency in the Certificate Interest Reserve Account Required Amount;

          (viii) to the Indenture Trustee and the Owner Trustee, from the Total Distribution Amount remaining after the application of clauses (i) through (vii), any accrued and unpaid fees, expenses and indemnification expenses owed thereto under any of the Basic Documents to the extent not otherwise paid (including legal fees and expenses) and to the Securities Intermediary, any accrued and unpaid indemnification expenses owed to it;

          (ix) from the Total Distribution Amount remaining after the application of clauses (i) through (viii), any costs associated with the perfection of security interests in the Financed Vehicles to the extent not paid by the Servicer; and

     (x) the remainder, if any, of the Total Distribution Amount to BMW Receivables.

     Notwithstanding that the Notes have been paid in full, the Indenture Trustee shall continue to maintain the Collection Account hereunder until the Certificate Balance is reduced to zero.

     Section 5.07. Reserve Account.

     (a) On or prior to the Closing Date, the Issuer shall cause to have deposited an amount equal to the Reserve Account Initial Deposit into the Reserve Account from the net proceeds of the sale of the Securities. The Reserve Account shall be an asset of the Issuer.

     (b) In the event that the Servicer's Certificate states that there is a Distribution Date Payment Shortfall, then the Indenture Trustee shall withdraw the Reserve Account Withdrawal Amount from the Reserve Account and deposit such Reserve Account Withdrawal Amount into the Collection Account no later than 12:00 noon, New York City time, on the Business Day prior to the related Distribution Date.

     (c) In the event that the amount on deposit in the Reserve Account (after giving effect to all deposits thereto and withdrawals therefrom on such Business Day prior to a Distribution Date) is greater than the Reserve Account Required Amount on any Distribution Date, the Indenture Trustee shall release and distribute all such amounts on such Distribution Date to BMW FS Receivables Corporation. Upon any such distribution to BMW FS Receivables Corporation, the Noteholders shall have no further rights in, or claims to, such amounts.

     (d) In the event that, on any Distribution Date, the amount on deposit in the Reserve Account shall be less than the Reserve Account Required Amount, the Total Distribution Amount remaining after the payment of the amounts set forth in Section 5.06(b)(i) through (v), up to an amount equal to such shortfall, shall be deposited by the Indenture Trustee to the Reserve Account on such Distribution Date.

     (e) Subject to Section 9.01, amounts will continue to be applied pursuant to Section 5.06 following payment in full of both the Outstanding Amount of the Notes and of the Certificate Balance of the Certificates until the Pool Balance is reduced to zero. Following the payment in full of the aggregate Outstanding Amount of the Notes and of the Certificate Balance and of all other amounts owing or to be distributed hereunder or under the Indenture or the Trust Agreement to Noteholders and the termination of the Trust, any amount then allocated to the Reserve Account shall be paid to BMW FS Receivables Corporation.

     Section 5.08. Statements to Securityholders. On each Determination Date, the Servicer shall provide to the Indenture Trustee (with a copy to each Rating Agency, Salomon Smith Barney Inc. and each Paying Agent (if any)) for the Indenture Trustee to forward to each Noteholder of record as of the most recent Record Date and to the Owner Trustee (with a copy to each Paying Agent (if any)) for the Owner Trustee to forward to each Certificateholder of record as of the most recent Record Date a statement substantially in the form of Exhibit B setting forth at least the following information as to the Securities to the extent applicable:

     (a) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to principal allocable to each Class of Notes and Certificates on such Distribution Date;

     (b) the amount of collections received with respect to the Receivables during the related Collection Period and allocable to interest allocable to each Class of Notes and Certificates on such Distribution Date;

     (c) the Outstanding Amount of each Class of Notes, the Note Pool Factor for each such Class, the Certificate Balance and the Certificate Pool Factor as of the close of business on the preceding Distribution Date, after giving effect to payments allocated to principal reported under clause (a) above;

     (d) the amount of the Servicing Fee paid to the Servicer and the amount of any fees payable to the Owner Trustee, the Custodian or the Indenture Trustee with respect to the related Collection Period;

     (e) the aggregate amounts of Realized Losses, if any, with respect to the related Collection Period;

     (f) the Pool Balance as of the close of business on the last day of the related Collection Period, after giving effect to payments allocated to principal reported under clause (a) above;

     (g) the balance of the Reserve Account and the Certificate Interest Reserve Account on the related Determination Date after giving effect to deposits and withdrawals to be made on such Distribution Date, if any;

     (h) the amount of any deposit to the Reserve Account and the Certificate Interest Reserve Account and the amount and application of any funds withdrawn from the Reserve Account and the Certificate Interest Reserve Account, in each case with respect to such Distribution Date;

     (i) the aggregate principal balance of all Receivables that became Liquidated Receivables or Purchased Receivables during the related Collection Period;

     (j) the aggregate principal balance and number of Receivables that are 30 to 59 days, 60 to 89 days or 90 days or more delinquent as of the last day of the related Collection Period;

     (k) the Class A-1 Interest Carryover Shortfall, the Class A-2 Interest Carryover Shortfall, the Class A-3 Interest Carryover Shortfall, the Class A-4 Interest Carryover Shortfall and the Certificateholders' Interest Carryover Shortfall, in each case after giving effect to payments on such Distribution Date, and any change in such amounts from the preceding statement;

     (l) the aggregate Purchase Amounts for Receivables, if any, that were or are to be purchased during or with respect to such Collection Period;

     (m) the aggregate Principal Balance and number of all Receivables with respect to which the related Financed Vehicle was repossessed;

     (n) the aggregate Principal Balance and number of Receivables with respect to which the Servicer granted a deferment;

     (o) for each such date during the Funding Period, the remaining amount in the Pre-Funding Account and the Capitalized Interest Account;

     (p) the Pre-Funded Amount remaining following the end of the Funding Period that was not used to fund the purchase of Subsequent Receivables and is being passed through as payments on the Notes; and

     (q) the Yield Supplement Overcollateralization Amount for the next Distribution Date.

     Each amount set forth on the Distribution Date statement under clauses
(a), (b) or (k) above shall be expressed as a dollar amount per $1,000 of original principal balance of a Certificate or Note, as applicable.

     Section 5.09. Pre-Funding Account.

     (a) On the Closing Date, the Issuer shall cause the Indenture Trustee to deposit in the Pre-Funding Account the Pre-Funded Amount from the net proceeds of the sale of the Notes. On the Subsequent Transfer Date, upon satisfaction of the conditions set forth in Section 2.01(b) with respect to such transfer, the Servicer shall instruct the Indenture Trustee in writing to withdraw from the Pre-Funding Account an amount equal to (i) the Principal Balance of the Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date less the Reserve Account Subsequent Deposit Amount for such Subsequent Transfer Date, to distribute such amount to or upon the order of the Depositor and (ii) the Reserve Account Subsequent Deposit Amount for such Subsequent Transfer Date and, on behalf of the Issuer, to deposit such amount in the Reserve Account.

     (b) If the Pre-Funded Amount has not been reduced to zero on the last day of the Funding Period after giving effect to any reductions in the Pre-Funded Amount on such date pursuant to paragraph (a) above, the Servicer shall instruct the Indenture Trustee in writing to withdraw from the Pre-Funding Account on the Mandatory Redemption Date (i) if the Pre-Funded Amount is equal to or less than $100,000, the Pre-Funded Amount and deposit such amount in the Note Distribution Account to be applied to reduce the Outstanding Amount of the Class A-1 Notes and (ii) if the Pre-Funded Amount is greater than $100,000, amounts equal to the product of the Pre-Funded Percentage for each Class of Notes and the Pre-Funded Amount and deposit such amounts in the Note Distribution Account to be applied in reduction of the Outstanding Amount of each Class of Notes. The Pre-Funding Account will be an asset of the Issuer.

     Section 5.10. Capitalized Interest Account.

     (a) On the Closing Date, the Issuer shall cause the Indenture Trustee to deposit in the Capitalized Interest Account the Capitalized Interest Initial Deposit from the net proceeds of the sale of the Notes.

     (b) No later than 12:00 noon, New York City time, on the Business Day prior to each Distribution Date during the Funding Period, the Indenture Trustee shall withdraw, based on the information contained in the Servicer's Certificate delivered pursuant to Section 4.09, from the Capitalized Interest Account an amount equal to the Capitalized Interest Distribution Amount and deposit such amount into the Collection Account.

     (c) On each Distribution Date, after the withdrawal, if any, pursuant to clause (b), any amounts remaining on deposit in the Capitalized Interest Account in excess of the Capitalized Interest Account Required Amount shall be paid to BMW Receivables.

     (d) At the end of the Funding Period, any amounts remaining in the Capitalized Interest Account shall be paid to BMW Receivables. The Capitalized Interest Account will be an asset of the Issuer.

     Section 5.11. Certificate Interest Reserve Account.

     (a) On or prior to the Closing Date, the Issuer shall cause to have deposited the Certificate Interest Reserve Account Required Amount into the Certificate Interest Reserve Account from the net proceeds of the sale of the Securities.

     (b) In the event that the amount of the Total Distribution Amount with respect to any Determination Date is insufficient to pay the amounts payable on the related Distribution Date pursuant to clause 5.06(b)(iv) (after application of any amounts to be applied from the Reserve Account) (such insufficiency, the "Certificateholder Interest Shortfall"), the Indenture Trustee shall withdraw the lesser of the Certificateholder Interest Shortfall and the amount on deposit in the Certificate Interest Reserve Account from the Certificate Interest Reserve Account and deposit such amount into the Collection Account no later than 12:00 noon, New York City time, on the Business Day prior to the related Distribution Date.

     (c) In the event that the amount on deposit in the Certificate Interest Reserve Account (after giving effect to all deposits thereto and withdrawals therefrom on such Business Day prior to a Distribution Date) is greater than the Certificate Interest Reserve Account Required Amount on any Distribution Date, the Indenture Trustee shall release and distribute all such amounts on such Distribution Date to BMW Receivables. Upon any such distribution to BMW Receivables, the Certificateholders shall have no further rights in, or claims to, such amounts.

     (d) On the Business Day following the Distribution Date on which the Notes are retired, the Indenture Trustee shall withdraw all amounts on deposit in the Certificate Interest Reserve Account and deposit such amounts into the Reserve Account. The Certificate Interest Reserve Account will be an asset of the Issuer.

     Section 5.12. Advances by the Servicer.

     (a) By the close of business on the day required by Section 5.02 hereof, the Servicer shall deposit into the Collection Account, out of its own funds, the related Advance.

     (b) On each Distribution Date, the Servicer shall reimburse itself for the Outstanding Amount Advanced to the extent of actual collections of late scheduled payments.

     (c) If the Servicer determines that any advance made pursuant to Section
5.12 has become a Nonrecoverable Advance and at the time of such determination there exists an Outstanding Amount Advanced, then the Servicer shall reimburse itself out of funds in the Collection Account for the amount of such Nonrecoverable Advance, but only to the extent of such Outstanding Amount Advanced.

                                  ARTICLE VI

                                 THE DEPOSITOR

     Section 6.01. Representations of Depositor. The Depositor makes the following representations to the Issuer, the Servicer, the Indenture Trustee and the Sellers and on which the Issuer relies in accepting the Receivables and delivering the Securities. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables and as of the Subsequent Transfer Date in the case of the Subsequent Receivables, and shall survive the sale, transfer and assignment of the Receivables by the Depositor to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted.

     (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions where the failure to do so would materially and adversely affect the Depositor's ability to transfer the Receivables to the Trust pursuant to this Agreement or the validity or enforceability of the Receivables.

     (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Issuer, and the Depositor shall have duly authorized such sale and assignment to the Issuer by all necessary corporate action; and the execution, delivery and performance of this Agreement and the other Basic Documents to which the Depositor is a party have been, and in the case of the Subsequent Transfer Agreement, will be, duly authorized by the Depositor by all necessary corporate action.

     (d) Binding Obligation. This Agreement and the other Basic Documents to which the Depositor is a party, when duly executed and delivered by the other parties hereto and thereto, shall constitute legal, valid and binding obligations of the Depositor, enforceable against the Depositor in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or similar laws now or hereafter in effect relating to or affecting creditors' rights generally and to general principles of equity (whether applied in a proceeding at law or in equity).

     (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents and the fulfillment of the terms of this Agreement and the other Basic Documents shall not conflict with, result in any breach of any of the terms or provisions of or constitute (with or without notice or lapse of time, or both) a default under, the certificate of incorporation or bylaws of the Depositor, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Depositor is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents; or violate any law, order, rule or regulation applicable to the Depositor of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor.

     (f) No Proceedings. There are no proceedings or investigations pending or, to the Depositor's knowledge, threatened, against the Depositor before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Depositor or its properties: (i) asserting the invalidity of this Agreement or any other Basic Document; (ii) seeking to prevent the issuance of the Notes or the Certificates or the consummation of any of the transactions contemplated by this Agreement or any other Basic Document; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Depositor of its obligations under, or the validity or enforceability of, this Agreement or any other Basic Document; or (iv) seeking to adversely affect the federal income tax attributes of the Trust, the Notes or the Certificates.

     (g) No Consents. The Depositor is not required to obtain the consent of any other party or any consent, license, approval, registration, authorization, or declaration of or with any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement or any other Basic Document to which it is a party that has not already been obtained.

     Section 6.02. Corporate Existence. During the term of this Agreement, the Depositor will keep in full force and effect its existence, rights and franchises as a corporation under the laws of the jurisdiction of its incorporation and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Basic Documents and each other instrument or agreement necessary or appropriate to the proper administration of this Agreement and the transactions contemplated hereby. In addition, all transactions and dealings between the Depositor and its Affiliates will be conducted on an arm's-length basis.

     Section 6.03. Liability of Depositor; Indemnities. The Depositor shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Depositor under this Agreement (which shall not include distributions on account of the Notes or the Certificates).

     Section 6.04. Merger or Consolidation of, or Assumption of the Obligations of, Depositor. Any Person with which the Depositor shall merge or consolidate or which the Depositor shall permit to become the successor to the Depositor's business shall execute an agreement of assumption of every obligation of the Depositor under this Agreement and the other Basic Documents. Whether or not such assumption agreement is executed, such successor Person shall be the successor to the Depositor under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. The Depositor shall provide prompt notice of any merger, consolidation or succession pursuant to this Section
6.04 to the Owner Trustee, the Indenture Trustee, the Servicer, the Securityholders and the Rating Agencies. Notwithstanding the foregoing, the Depositor shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Depositor's business unless (w) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 3.02 or 6.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (x) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 6.04 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with, (y) the Rating Agency Condition shall have been satisfied and (z) the Depositor shall have delivered to the Owner Trustee, the Indenture Trustee and the Servicer an Opinion of Counsel stating that, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust in the Receivables and reciting the details of such filings or (B) no such action is necessary to preserve and protect such interest.

     Section 6.05. Limitation on Liability of Depositor and Others. The Depositor and any director, officer, employee or agent of the Depositor may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor shall be under no obligation to appear in, prosecute or defend any legal action that shall not be incidental to its obligations under this Agreement and that in its opinion may involve it in any expense or liability.

     Section 6.06. Depositor May Own Securities. The Depositor and any Affiliate thereof may in its individual or any other capacity become the owner or pledgee of Securities with the same rights as it would have if it were not the Depositor or an Affiliate thereof, except as expressly provided herein or in any Basic Document.

     Section 6.07. Depositor to Provide Copies of Relevant Securities Filings. The Depositor shall provide or cause to be provided to the Servicer a copy of any document filed by the Depositor subsequent to the date hereof with the Securities and Exchange Commission pursuant to the Securities Act of 1933 or the Securities Exchange Act of 1934 that relate specifically to the Trust, the Notes or the Certificates.

     Section 6.08. Amendment of Depositor's Organizational Documents. The Depositor shall not amend its organizational documents except in accordance with the provisions thereof.

                                 ARTICLE VII

                                 THE SERVICER

     Section 7.01. Representations of Servicer. The Servicer makes the following representations upon which the Issuer is deemed to have relied in acquiring the Receivables. Such representations speak as of the execution and delivery of this Agreement and as of the Closing Date in the case of the Initial Receivables and as of the Subsequent Transfer Date in the case of the Subsequent Receivables, and shall survive the sale of the Receivables to the Issuer and the pledge thereof to the Indenture Trustee pursuant to the Indenture.

     (a) Organization and Good Standing. The Servicer is a corporation duly organized and validly existing under the laws of the State of Delaware. The Servicer is duly authorized to own its properties and transact its business and is in good standing in each jurisdiction in which the character of the business transacted by it or any properties owned or leased by it requires such authorization and in which the failure to be so authorized would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Servicer and its subsidiaries, considered as one enterprise. The Servicer has, and at all relevant times had, the power, authority and legal right to acquire, own, and service the Receivables.

     (b) Licenses and Approvals. The Servicer has obtained all necessary licenses and approvals, in all jurisdictions where the failure to do so would materially and adversely affect the Servicer's ability to acquire, own and service the Receivables.

     (c) Power and Authority. The Servicer has the power and authority to execute and deliver this Agreement and the other Basic Documents to which it is a party and to carry out their respective terms; and the execution, delivery and performance of this Agreement and the other Basic Documents to which it is a party have been duly authorized by the Servicer by all necessary action.

     (d) Binding Obligation. This Agreement and the other Basic Documents to which it is a party constitute legal, valid and binding obligations of the Servicer, enforceable against the Servicer in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to general principles of equity whether applied in a proceeding in equity or at law.

     (e) No Violation. The consummation of the transactions contemplated by this Agreement and the other Basic Documents to which it is a party and the fulfillment of their respective terms shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, the articles of association or bylaws of the Servicer, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound; or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement and the other Basic Documents, or violate any law, order, rule or regulation applicable to the Servicer of any court or federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Servicer or any of its properties.

     (f) No Proceedings. There are no proceedings or investigations pending or, to the Servicer's knowledge, threatened, against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Servicer or its properties: (i) asserting the invalidity of this Agreement or any of the other Basic Documents; (ii) seeking to prevent the issuance of the Securities or the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents; (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Servicer of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents; or (iv) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Securities.

     Section 7.02. Indemnities of Servicer. The Servicer shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer and the representations made by the Servicer under this Agreement:

     (a) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Securityholders and the Depositor and any of the officers, directors, employees and agents of the Issuer, the Owner Trustee and the Indenture Trustee from and against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from the use, ownership or operation by the Servicer or any Affiliate thereof of a Financed Vehicle, excluding any losses incurred in connection with the sale of any repossessed Financed Vehicles in a commercially reasonable manner and in compliance with the terms of this Agreement.

     (b) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, and their respective officers, directors, agents and employees, and the Securityholders, from and against any taxes that may at any time be asserted against any of such parties with respect to the transactions contemplated in this Agreement, including any sales, gross receipts, tangible or intangible personal property, privilege or license taxes (but not including any federal or other income taxes, including franchise taxes ), and any reasonable costs and expenses in defending against the same.

     (c) The Servicer shall indemnify, defend and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Depositor, the Securityholders and any of the officers, directors, employees or agents of the Issuer, the Owner Trustee, the Depositor and the Indenture Trustee from and against any and all costs, expenses, losses, claims, damages and liabilities to the extent that such cost, expense, loss, claim, damage or liability arose out of, or was imposed upon any such Person through, the gross negligence, willful misfeasance or bad faith of the Servicer in the performance of its duties under this Agreement or by reason of reckless disregard of its obligations and duties under this Agreement.

     For purposes of this Section, in the event of the termination of the rights and obligations of BMW FS (or any successor thereto pursuant to Section 7.03) as Servicer pursuant to Section 8.02, or the resignation by such Servicer pursuant to this Agreement, such Servicer shall be deemed to be the Servicer pending appointment of a successor Servicer (other than the Indenture Trustee) pursuant to Section 8.03.

     Indemnification under this Section shall survive the resignation or removal of the Servicer or the termination of this Agreement with respect to acts of the Servicer prior thereto, and shall include reasonable fees and expenses of counsel and reasonable expenses of litigation. If the Servicer shall have made any indemnity payments pursuant to this Section and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person shall promptly repay such amounts to the Servicer, without interest.

     Section 7.03. Merger or Consolidation of, or Assumption of the Obligations of, Servicer. Any Person (i) into which the Servicer may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Servicer shall be a party, (iii) that acquires by conveyance, transfer or lease substantially all of the assets of the Servicer or (iv) succeeding to the business of the Servicer, which Person shall execute an agreement of assumption to perform every obligation of the Servicer under this Agreement, shall be the successor to the Servicer under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties to this Agreement. The Servicer shall provide notice of any merger, consolidation or succession pursuant to this Section 7.03 to the Owner Trustee, the Indenture Trustee and each Rating Agency. Notwithstanding the foregoing, the Servicer shall not merge or consolidate with any other Person or permit any other Person to become a successor to the Servicer's business unless (i) immediately after giving effect to such transaction, no representation or warranty made pursuant to Section 7.01 shall have been breached (for purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction) and no event that, after notice or lapse of time or both, would become a Servicer Termination Event shall have occurred, (ii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 7.03 and that all conditions precedent provided for in this Agreement relating to such transaction have been complied with and (iii) the Servicer shall have delivered to the Owner Trustee and the Indenture Trustee an Opinion of Counsel stating that either
(A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the interest of the Trust and the Indenture Trustee, respectively, in the assets of the Trust and reciting the details of such filings or (B) no such action shall be necessary to preserve and protect such interest. The Servicer shall be permitted to transfer and assign its duties and obligations under this Agreement to an affiliate that has succeeded to substantially all of the assets and liabilities of the Servicer in connection with a reorganization of the Servicer; provided that the resulting entity represents and warrants that it is not less credit-worthy than the Servicer immediately prior to such reorganization.

     Section 7.04. Limitation on Liability of Servicer and Others.

     (a) Neither the Servicer nor any of its directors, officers, employees or agents shall be under any liability to the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders, except as provided in this Agreement, for any action taken or for refraining from the taking of any action pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer or any such Person against any liability that would otherwise be imposed by reason of a breach of this Agreement or willful misfeasance, bad faith or negligence in the performance of duties. The Servicer and any director, officer, employee or agent of the Servicer may conclusively rely in good faith on the written advice of counsel or on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising under this Agreement.

     (b) The parties expressly acknowledge and consent to the Indenture Trustee simultaneously acting in the capacity of successor Servicer and Indenture Trustee. The Indenture Trustee may, in such capacities, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by the Indenture Trustee of express duties set forth in this Agreement in any of such capacities.

     Section 7.05. Appointment of Subservicer. The Servicer may at any time appoint a subservicer to perform all or any portion of its obligations as Servicer hereunder; provided however, that the Servicer shall remain obligated and be liable to the Owner Trustee, the Indenture Trustee and the Securityholders for the servicing and administering of the Receivables in accordance with the provisions hereof without diminution of such obligation and liability by virtue of the appointment of such subservicer and to the same extent and under the same terms and conditions as if the Servicer alone were servicing and administering the Receivables. The fees and expenses of any subservicer shall be as agreed between the Servicer and such subservicer from time to time, and none of the Owner Trustee, the Indenture Trustee, the Issuer or the Securityholders shall have any responsibility therefor.

     Section 7.06. Servicer Not to Resign.

     (a) Subject to the provisions of Section 7.03, the Servicer shall not resign from the obligations and duties imposed on it by this Agreement as Servicer except upon a determination that the performance of its duties under this Agreement shall no longer be permissible under applicable law.

     (b) Notice of any determination that the performance by the Servicer of its duties hereunder is no longer permitted under applicable law shall be communicated to the Owner Trustee and the Indenture Trustee at the earliest practicable time (and, if such communication is not in writing, shall be confirmed in writing at the earliest practicable time) and any such determination shall be evidenced by an Opinion of Counsel to such effect delivered by the Servicer to the Owner Trustee and the Indenture Trustee concurrently with or promptly after such notice. No resignation of the Servicer shall become effective until a successor Servicer acceptable to the Controlling Party shall have assumed the responsibilities and obligations of the Servicer in accordance with Section 8.03. If no Servicer has been appointed within 30 days of resignation or removal, the Controlling Party may petition any court of competent jurisdiction for such appointment.

                                 ARTICLE VIII

                                    DEFAULT

     Section 8.01. Servicer Termination Events. For purposes of this Agreement, the occurrence and continuance of any of the following shall constitute a "Servicer Termination Event":

     (a) any failure by the Servicer to deposit into the Collection Account any proceeds or payment required to be so delivered under the terms of this Agreement that continues unremedied for a period of five Business Days after written notice is received by the Servicer or after discovery of such failure by a Responsible Officer of the Servicer;

     (b) failure by the Servicer to deliver to the Owner Trustee, the Indenture Trustee and the Seller the Servicer's Certificate by the applicable Determination Date, or to observe any covenant or agreement set forth in
Section 4.06 or in Section 7.01, which failure (i) materially and adversely affects the rights of the Securityholders and (ii) continues unremedied for a period of five Business Days after knowledge thereof by the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by any of the Owner Trustee, the Indenture Trustee or Noteholders evidencing not less than 50% of the Outstanding Amounts of the Notes;

     (c) failure on the part of the Servicer duly to observe or perform any other covenants or agreements of the Servicer set forth in this Agreement, which failure (i) materially and adversely affects the rights of the Securityholders and (ii) continues unremedied for a period of 60 days after discovery of such failure by a Responsible Officer of the Servicer or after the date on which written notice of such failure requiring the same to be remedied shall have been given to the Servicer by any of the Owner Trustee, the Indenture Trustee or Noteholders evidencing not less than 50% of the Outstanding Amounts of the Notes; or

     (d) the occurrence of an Insolvency Event with respect to the Servicer.

     Section 8.02. Consequences of a Servicer Termination Event. If a Servicer Termination Event shall occur, the Indenture Trustee may, and at the direction of Noteholders evidencing 50% of the Outstanding Amount of the Notes, shall terminate all of the rights and obligations of the Servicer under this Agreement by notice in writing to the Servicer. On or after the receipt by the Servicer of such written notice, all authority, power, obligations and responsibilities of the Servicer under this Agreement automatically shall pass to, be vested in and become obligations and responsibilities of the successor Servicer appointed by the Controlling Party; provided, however, that such successor Servicer shall have no liability with respect to any obligation that was required to be performed by the terminated Servicer prior to the date that such successor Servicer becomes the Servicer or any claim of a third party based on any alleged action or inaction of the terminated Servicer. The successor Servicer is authorized and empowered by this Agreement to execute and deliver, on behalf of the terminated Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Receivables and related documents to show the Indenture Trustee (or the Owner Trustee if the Notes have been paid in full) as lienholder or secured party on the related certificates of title of the Financed Vehicles or otherwise. The terminated Servicer agrees to cooperate with the successor Servicer in effecting the termination of the responsibilities and rights of the terminated Servicer under this Agreement, including the transfer to the successor Servicer for administration by it of all money and property held by the Servicer with respect to the Receivables and other records relating to the Receivables, including any portion of the Receivables File held by the Servicer and a computer tape in readable form as of the most recent Business Day containing all information necessary to enable the successor Servicer to service the Receivables. The terminated Servicer shall also provide the successor Servicer access to Servicer personnel and computer records in order to facilitate the orderly and efficient transfer of servicing duties.

     Section 8.03. Appointment of Successor Servicer.

     (a) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to
Section 7.06, the Indenture Trustee shall be the successor in all respects to the Servicer in its capacity as Servicer under this Agreement and shall be subject to all the rights, responsibilities, restrictions, duties, liabilities and termination provisions relating to the Servicer under this Agreement, except as otherwise stated herein. The Depositor, the Owner Trustee, the Indenture Trustee and such successor Servicer shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. If a successor Servicer is acting as Servicer hereunder, it shall be subject to termination under Section 8.02 upon the occurrence of any Servicer Termination Event after its appointment as successor Servicer.

     (b) On and after the time the Servicer receives a notice of termination pursuant to Section 8.02 or upon the resignation of the Servicer pursuant to
Section 7.06, or if the Indenture Trustee is legally unable or unwilling to act as Servicer, the Controlling Party may exercise at any time its right to appoint a successor to the Servicer, and shall have no liability to the Owner Trustee, the Indenture Trustee, the Servicer, the Depositor, any Noteholders, any Certificateholders or any other Person if it does so. Notwithstanding the above, if the Indenture Trustee shall be legally unable or unwilling to act as Servicer, the Indenture Trustee, the Owner Trustee or Noteholders evidencing 50% of the Outstanding Amount of the Notes may petition a court of competent jurisdiction to appoint any Eligible Servicer as the successor to the Servicer. Pending appointment pursuant to the preceding sentence, the Indenture Trustee shall act as successor Servicer unless it is legally unable to do so, in which event the outgoing Servicer shall continue to act as Servicer until a successor has been appointed and accepted such appointment.

     (c) Upon appointment, the successor Servicer shall be the successor in all respects to the predecessor Servicer and shall be subject to all the responsibilities, duties and liabilities arising thereafter relating thereto placed on the predecessor Servicer, and shall be entitled to the Servicing Fee and all the rights granted to the predecessor Servicer by the terms and provisions of this Agreement.

     Section 8.04. Notification to Securityholders. Upon any termination of, or appointment of a successor to, the Servicer pursuant to this Article VIII, the Owner Trustee shall give prompt written notice thereof to the Certificateholders, and the Indenture Trustee shall give prompt written notice thereof to the Noteholders and each Rating Agency.

     Section 8.05. Waiver of Past Defaults. Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes or the Certificateholders evidencing not less than a majority of the outstanding Certificate Balance (in the case of any default that does not adversely affect the Indenture Trustee or the Noteholders) may, on behalf of all Securityholders, waive in writing any default by the Servicer in the performance of its obligations hereunder and its consequences, except a default in making any required deposits to or payments from any of the Trust Accounts in accordance with this Agreement. Upon any such waiver of a past default, such default shall cease to exist, and any Servicer Termination Event arising therefrom shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereto.

                                  ARTICLE IX

                                  TERMINATION

     Section 9.01. Optional Purchase of All Receivables.

     (a) On each Determination Date as of which the Pool Balance is equal to or less than 10% of the sum of the Initial Pool Balance and the amount on deposit in the Pre-Funding Account on the Closing Date, the Servicer shall have the option to purchase the Receivables. To exercise such option, the Servicer shall deposit to the Collection Account pursuant to Section 5.04 an amount equal to the aggregate Purchase Amount for the Receivables (including Liquidated Receivables) and shall succeed to all interests in and to the Receivables. The exercise of such option shall effect a retirement, in whole but not in part, of all outstanding Notes.

     (b) As described in Article IX of the Trust Agreement, notice of any termination of the Trust shall be given by the Servicer to the Owner Trustee and the Indenture Trustee as soon as practicable after the Servicer has received notice thereof.

     (c) Following the satisfaction and discharge of the Indenture and the payment in full of the principal of and interest on the Notes, the Certificateholders will succeed to the rights of the Noteholders hereunder and the Owner Trustee will succeed to the rights of, and assume the obligations to make payments to Certificateholders of, the Indenture Trustee pursuant to this Agreement.

                                  ARTICLE X

                                 MISCELLANEOUS

     Section 10.01. Amendment.

     (a) This Agreement may be amended by the Depositor, the Servicer, the Indenture Trustee and the Issuer, without the consent of any of the Noteholders or the Certificateholders, to cure any ambiguity, to correct or supplement any provisions in this Agreement or for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions in this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholders; provided, however, that such action shall not, as evidenced by an Opinion of Counsel delivered to the Owner Trustee and the Indenture Trustee, adversely affect in any material respect the interests of any Noteholder or Certificateholder; provided further, that such action shall not be deemed to adversely affect in any material respect the interests of any Noteholder or Certificateholder and no Opinion of Counsel to that effect shall be required if the person requesting the amendment obtains a letter from the Rating Agencies stating that the amendment would not result in the downgrading or withdrawal of the ratings then assigned to the Notes and the Certificates.

     (b) This Agreement may also be amended from time to time by the Depositor, the Servicer and the Issuer, with the prior written consent of the Indenture Trustee, Noteholders holding not less than a majority of the Outstanding Amount of the Notes and the Holders (as defined in the Trust Agreement) of outstanding Certificates evidencing not less than a majority of the outstanding Certificate Balance, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Securityholders; provided, however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Securityholders or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Securityholders of which are required to consent to any such amendment, without the consent of the Noteholders holding all Outstanding Notes and Certificateholders holding all outstanding Certificates.

     Promptly after the execution of any amendment or consent, the Administrator shall furnish written notification of the substance of such amendment or consent to each Securityholder, the Indenture Trustee and each Rating Agency.

     It shall not be necessary for the consent of Securityholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

     Prior to the execution of any amendment to this Agreement, the Owner Trustee, on behalf of the Issuer, and the Indenture Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the Opinion of Counsel referred to in Section 10.02(i)(A). The Owner Trustee, on behalf of the Issuer, and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement or otherwise.

     Section 10.02. Protection of Title to Trust.

     (a) The Servicer shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such a manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee in the Receivables and the proceeds thereof. The Servicer shall deliver or cause to be delivered to the Owner Trustee and the Indenture Trustee file-stamped copies of, or filing receipts for, any document filed as provided above as soon as available following such filing.

     (b) Neither the Depositor nor the Servicer shall change its name, identity or corporate structure in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC, unless it shall have given the Owner Trustee and the Indenture Trustee at least five days' prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

     (c) Each of the Depositor and the Servicer shall have an obligation to give the Owner Trustee and the Indenture Trustee at least five Business Days' prior written notice of any relocation of its principal executive office if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement, and shall promptly file any such amendment or new financing statement. The Servicer shall at all times maintain each office from which it shall service Receivables, and its principal executive office, within the United States of America.

     (d) The Servicer shall maintain accounts and records as to each Receivable accurately and in sufficient detail to permit (i) a person adequately trained in the use of the Servicer's data system to know at any time the status of each such Receivable, including payments and recoveries made and payments owing (and the nature of each) and (ii) reconciliation between payments or recoveries on or with respect to each such Receivable and the amounts from time to time deposited in the Collection Account in respect of each such Receivable.

     (e) The Servicer shall maintain its computer systems so that, from and after the time of sale under this Agreement of the Receivables, the Servicer's master computer records (including any backup archives) that refer to a Receivable shall be coded to reflect that such Receivable is part of the portfolio of Receivables that is the subject of this Agreement and is held by the Indenture Trustee for BMW Vehicle Owner Trust 1999-A. Indication of such Receivable's inclusion in the portfolio shall be deleted from or modified on the Servicer's computer systems when, and only when, the related Receivable shall have been paid in full or repurchased.

     (f) If at any time the Depositor or the Servicer shall propose to sell, grant a security interest in or otherwise transfer any interest in motor vehicle receivables to any prospective purchaser, lender or other transferee, the Servicer shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold and is owned by the Issuer and has been pledged to the Indenture Trustee.

     (g) The Servicer shall permit the Indenture Trustee and its agents upon reasonable notice and at any time during normal business hours, which does not unreasonably interfere with the Servicer's normal operations or customer or employee relations, to inspect, audit and make copies of and abstracts from the Servicer's records regarding any Receivable.

     (h) Upon request, the Servicer shall furnish to the Owner Trustee or the Indenture Trustee, within fifteen Business Days, a list of all Receivables (by contract number and name of Obligor) then held as part of the Trust, together with a reconciliation of such list to the Schedule of Receivables and to each of the Servicer's Certificates furnished prior to such request indicating removal of Receivables from the Trust.

     (i) The Servicer shall deliver to the Owner Trustee and the Indenture
Trustee: promptly after the execution and delivery of this Agreement and each amendment hereto and in connection with the transfer of Subsequent Receivables from the Depositor to the Trust, an Opinion of Counsel stating that, in the opinion of such counsel, either (i) all financing statements and continuation statements have been executed and filed that are necessary to fully preserve and protect the interest of the Trust and the Indenture Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (ii) no such action shall be necessary to preserve and protect such interest.

     Each Opinion of Counsel referred to in clause (i) or (ii) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

     Section 10.03. Notices. All demands, notices, communications and instructions upon or to the Depositor, the Servicer, the Issuer, the Owner Trustee, the Indenture Trustee or any Rating Agency under this Agreement shall be in writing, personally delivered, faxed and followed by first class mail, or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt (a) in the case of the Depositor, to Seven World Trade Center, New York, New York 10048, Attention: SSB Vehicle Securities Inc.; (b) in the case of the Servicer, Administrator and Custodian, to BMW FS, 300 Chestnut Ridge Road, Woodcliff Lake, New Jersey 07675,
Attention: Vice President Finance and Risk, (c) in the case of the Indenture Trustee, to 450 West 33rd Street, 14th Floor, New York, New York 10001,
Attention: Capital Markets Fiduciary Services, Attention: BMW Vehicle Owner Trust 1999-A; (d) in the case of the Issuer or the Owner Trustee, at the Corporate Trust Administration Department (as defined in the Trust Agreement);
(e) in the case of Moody's, to 99 Church Street, New York, New York 10007,
Attention: ABS Monitoring Department, and (g) in the case of Standard & Poor's, to 55 Water Street (40th Floor), New York, New York 10041, Attention:
Asset Backed Surveillance Department; or, as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

     Section 10.04. Assignment by the Depositor or the Servicer.
Notwithstanding anything to the contrary contained herein, except as provided in Sections 6.04 and 7.03 herein and as provided in the provisions of this Agreement concerning the resignation of the Servicer, this Agreement may not be assigned by the Depositor or the Servicer.

     Section 10.05. Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Depositor, the Servicer, the Seller, the Issuer, the Owner Trustee, the Certificateholders, the Indenture Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     Section 10.06. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Section 10.07. Counterparts. This Agreement may be executed by the parties hereto in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute but one and the same instrument.

     Section 10.08. Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     Section 10.09. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 10.10. Assignment by Issuer. The Depositor hereby acknowledges and consents to any mortgage, pledge, assignment and grant of a security interest by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders of all right, title and interest of the Issuer in, to and under the Receivables or the assignment of any or all of the Issuer's rights and obligations hereunder to the Indenture Trustee.

     Section 10.11. Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the parties hereto shall not, prior to the date that is one year and one day after the termination of this Agreement with respect to the Issuer or the Depositor, acquiesce, petition or otherwise invoke or cause the Issuer or the Depositor to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer or the Depositor under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or the Depositor or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer or the Depositor.

     Section 10.12. Limitation of Liability of Owner Trustee and Indenture Trustee.

     (a) Notwithstanding anything contained herein to the contrary, this Agreement has been countersigned by Wilmington Trust Company not in its individual capacity but solely in its capacity as Owner Trustee of the Issuer and in no event shall Wilmington Trust Company in its individual capacity or, except as expressly provided in the Trust Agreement, as Owner Trustee of the Issuer have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein. For all purposes of this Agreement, in the performance of its duties or obligations hereunder or in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

     (b) Notwithstanding anything contained herein to the contrary, this Agreement has been accepted by The Chase Manhattan Bank, not in its individual capacity but solely as Indenture Trustee, and in no event shall The Chase Manhattan Bank have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or in any of the certificates, notices or agreements delivered pursuant hereto, as to all of which recourse shall be had solely to the assets of the Issuer in accordance with the priorities set forth herein.

     Section 10.13. Depositor Payment Obligation. The Depositor shall be responsible for the payment of all fees and expenses of the Trust, the Owner Trustee and the Indenture Trustee paid by any of them in connection with any of their obligations under the Basic Documents to obtain or maintain or monitor the renewal of any required license of the Trust under the Pennsylvania Motor Vehicle Sales Finance Act.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                                     BMW VEHICLE OWNER TRUST 1999-A
                                        By: WILMINGTON TRUST COMPANY,
                                            not in its individual capacity
                                            but solely as Owner Trustee
                                        By: ___________________________________
                                            Name:
                                            Title


                                   SSB VEHICLE SECURITIES INC.

                                   By: ___________________________________
                                       Name:
                                       Title


                                   BMW FS FUNDING CORPORATION

                                   By: ___________________________________
                                       Name:
                                       Title

                                   By: ___________________________________
                                       Name:
                                       Title


                                   BMW FINANCIAL SERVICES NA, INC.

                                   By: ___________________________________
                                       Name:
                                       Title

                                   By: ___________________________________
                                       Name:
                                       Title


                                   THE CHASE MANHATTAN BANK

                                   By: ___________________________________
                                       Name:
                                       Title

                                  SCHEDULE A

                            Schedule of Receivables
                            -----------------------

             [To be Delivered to the Indenture Trustee at Closing]

                                  SCHEDULE B


                         Location of Receivable Files
                         ----------------------------


BMW Financial Services NA, Inc.
5515 Park Center Circle
Dublin, Ohio 43017

                                   EXHIBIT A


                 Representations and Warranties of the Sellers
                 ---------------------------------------------
           Under Section 3.02 of the Receivables Purchase Agreement
           --------------------------------------------------------

                                   EXHIBIT B


            Form of Distribution Date Statement to Securityholders


BMW Financial Services NA, Inc.
         BMW Vehicle Owner Trust 1999-A Distribution Date Statement to Securityholders

Principal Distribution Amount
-----------------------------------------------------------------------------------------------------


  Class A-1 Notes:                          ($        per $1,000 original principal balance)

  Class A-2 Notes:                          ($        per $1,000 original principal balance)

  Class A-3 Notes:                          ($        per $1,000 original principal balance)

  Class A-4 Notes:                          ($        per $1,000 original principal balance)

Interest Distribution Amount
  Class A-1 Notes:                          ($        per $1,000 original principal balance)

  Class A-2 Notes:                          ($        per $1,000 original principal balance)

  Class A-3 Notes:                          ($        per $1,000 original principal balance)

  Class A-4 Notes:                          ($        per $1,000 original principal balance)


Principal Distribution Amount
Principal Per $1,000 Certificate

Interest Distribution Amount
Interest Per $1,000 Certificate

Class A-1 Interest Carryover Shortfall
Class A-2 Interest Carryover Shortfall
Class A-3 Interest Carryover Shortfall
Class A-4 Interest Carryover Shortfall
Certificateholders' Interest Carryover Shortfall
Distribution Date Payment Shortfall
Reserve Account Withdrawal Shortfall

Note Balance:
  Class A-1 Notes:
  Class A-2 Notes:
  Class A-3 Notes:
  Class A-4 Notes:

Note Pool Factor:
  Class A-1 Notes:
  Class A-2 Notes:
  Class A-3 Notes:
  Class A-4 Notes:

Certificate Balance

Certificate Pool Factor

Servicing Fee

Owner Trustee Fee
Indenture Trustee Fee

Pool Balance

Realized Losses

Liquidated Receivables or Purchased Receivables

Purchase Amounts

Reserve Account Balance

Amount Deposited to Reserve Account

Certificate Interest Reserve Account Balance

         Principal Balance of Receivables that were delinquent:

         30 to 59 days
         60 to 89 days
         90 days or more

Amount Withdrawn from Reserve Account

Amount Withdrawn from the Certificate Interest Reserve Account

Pre-Funding Account Balance

Certificate Interest Reserve Account

Capitalized Interest Account Balance

Mandatory Redemption Amount
         Class A-1 Notes
         Class A-2 Notes
         Class A-3 Notes
         Class A-4 Notes

                                   EXHIBIT C

                        Form of Servicer's Certificate
                        ------------------------------

                                 [TO BE ADDED]

                                   EXHIBIT D


                           FORM OF DEALER AGREEMENT

                                                                     EXHIBIT E

                     Form of Subsequent Transfer Agreement
                     -------------------------------------


                         SUBSEQUENT TRANSFER AGREEMENT

          SUBSEQUENT TRANSFER AGREEMENT (the "Agreement") dated as of ________, by and among SSB Vehicle Securities Inc., a Delaware corporation ("SSB"), BMW Vehicle Owner Trust 1999-A, a Delaware business trust (the "Trust"), BMW Financial Services NA, Inc., a Delaware corporation ("BMW FS"), and The Chase Manhattan Bank, a New York banking corporation, as indenture trustee under the Indenture (the "Indenture Trustee").

     Reference is hereby made to the Sale and Servicing Agreement (the "Sale and Servicing Agreement") dated as of September 1, 1999, among SSB, The Chase Manhattan Bank, the Trust, BMW Funding and BMW FS, and the Receivables Purchase Agreement (the "Purchase Agreement") dated as of September 1, 1999, among BMW Funding Corporation, BMW FS and SSB.

     WHEREAS, SSB wishes to sell the Subsequent Receivables set forth in Schedule A hereto to the Trust, and the Trust wishes to purchase such Subsequent Receivables and to pledge such Subsequent Receivables to the Indenture Trustee, all in accordance with the provisions of the Sale and Servicing Agreement and the Indenture;

     NOW, THEREFORE, BMW FS, SSB, the Trust and the Indenture Trustee hereby agree as follows:

     Definitions. Capitalized terms used herein and not otherwise defined herein shall the meanings ascribed to them in the Sale and Servicing Agreement.

     Subsequent Receivables. Schedule A attached hereto sets forth the Subsequent Receivables being transferred hereby by SSB to the Trust having an aggregate principal balance of $_________ as of _______ (the "Subsequent Cutoff Date").

     Transfer of Subsequent Receivables to the Trust. Pursuant to and upon the representations, warranties and agreements on the part of BMW FS and SSB in the Subsequent Purchase Agreement and the Sale and Servicing Agreement and the Receivables Purchase Agreement and in consideration of the purchase price of $_________, SSB does hereby sell, assign, transfer and otherwise convey unto the Trust, without recourse (except as expressly provided in the Sale and Servicing Agreement), all right, title and interest of SSB in and to: (1) the Subsequent Receivables and all moneys received thereon on or after the Subsequent Cutoff Date listed on Schedule A to this Agreement; (2) the security interests in the Financed Vehicles and any accessions thereto granted by Obligors pursuant to the Subsequent Receivables and any other interest of the Depositor in such Financed Vehicles; (3) any Liquidation Proceeds and any other proceeds with respect to the Subsequent Receivables from claims on any physical damage, credit life or disability insurance policies covering the Financed Vehicles or the related Obligors, including any vendor's single interest or other collateral protection insurance policy; (4) any property that shall have secured a Subsequent Receivable and shall have been acquired by or on behalf of the SSB, the Servicer or the Trust; (5) all documents and other items contained in the Receivable Files; (6) all of SSB's rights (but not its obligations) under the Subsequent Purchase Agreement; (7) all right, title and interest in all funds on deposit from time to time in the Trust Accounts, the Certificate Interest Reserve Account and the Certificate Distribution Account and in all investments therein and proceeds thereof (including all Investment Earnings thereon); (8) any proceeds from any Subsequent Receivable repurchased by a Dealer pursuant to a Dealer Agreement; and (9) the proceeds of any and all of the foregoing. The foregoing sale does not constitute and is not intended to result in any assumption by the Trust of any obligation of either SSB or BMW FS to the Obligors, insurers or any other person in connection with the Subsequent Receivables, Receivable Files, any insurance policies or any agreement or instrument relating to any of them.

     Withdrawal from the Pre-Funding Account. Pursuant to Section ____ of the Sale and Servicing Agreement, the Indenture Trustee is hereby directed to (i) withdraw $________ from the Pre-Funding Account representing the Principal Balance of the Subsequent Receivables transferred to the Issuer on such Subsequent Transfer Date less the Reserve Account Subsequent Deposit Amount for such Subsequent Transfer Date and distribute such amount to or upon the order of the Depositor and (ii) withdraw $_________ from the Pre-Funding Account representing the Reserve Account Subsequent Deposit Amount for such Subsequent Transfer Date and, on behalf of the Depositor, to deposit such amount in the Reserve Account.

     Representations of BMW FS.

     (a) BMW FS hereby consents to the assignment by SSB to the Trust of SSB's rights with respect to the representations and warranties made by BMW FS in the Purchase Agreement and the Subsequent Purchase Agreement with regard to the Subsequent Receivables and BMW FS. Such representations and warranties speak as of the execution and delivery of this Agreement, but shall survive the delivery of the Subsequent Receivables to the Indenture Trustee or the Custodian. Pursuant to this Agreement, SSB has sold, assigned, transferred and conveyed to the Trust its rights under the Purchase Agreement, including its rights with respect to the representations and warranties of BMW FS, upon which the Trust relies in accepting the Subsequent Receivables.

     (b) BMW FS hereby agrees that the Issuer on behalf of the Trust shall have the right to enforce any and all rights under the Purchase Agreement and the Subsequent Purchase Agreement assigned herein to such party, including the right to cause BMW FS to repurchase any Subsequent Receivable with respect to which it is in breach of any of its representations and warranties, directly against BMW FS as though the Issuer or the Trust was a party to the Purchase Agreement and the Subsequent Purchase Agreement, and the Issuer shall not be obligated to exercise any such rights indirectly through SSB.

     Representations of SSB. SSB represents and warrants to the Trust that the representations and warranties of SSB in the Sale and Servicing Agreement with respect to the Subsequent Receivables and SSB are true and correct as of the date of this Agreement and hereby certifies that:

     (c) the minimum APR for the Subsequent Receivables is 8.00%;

     (d) after the inclusion of the Subsequent Receivables, the weighted average number of months since the initial installment due date for the Receivables is at least 9 months;

     (e) after the inclusion of the Subsequent Receivable, at least 50% of the aggregate principal balance of the Receivables is secured by Financed Vehicles which were new at the date of origination;

     (f) no Subsequent Receivable will be an Owners Choice Receivable; and

     (g) All other conditions precedent set forth in Section 2.01(b) of the Sale and Servicing Agreement relating to the conveyance of Subsequent Receivables to the Trust have been satisfied.

     Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

     Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

     Headings. The headings of the various Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Limitation of Liabilities. It is expressly understood and agreed by the parties hereto that (a) this Subsequent Transfer Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of BMW Vehicle Owner Trust 1999-A, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and
(d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Subsequent Trust Agreement or any other related documents.

     Ratification of Agreement. As supplemented by this Agreement, the Sale and Servicing Agreement is in all respects ratified and confirmed and the Sale and Servicing Agreement as so supplemented by this Agreement shall be read, taken and construed as one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Subsequent Transfer Agreement to be duly executed by their respective officers as of the day and year first above written.

                                       BMW VEHICLE OWNER TRUST 1999-A
                                       By:  WILMINGTON TRUST COMPANY,
                                            not in its individual capacity
                                            but solely as Owner Trustee


                                            By:_______________________________
                                            Name:
                                            Title:


                                        SSB VEHICLE SECURITIES INC.


                                            By:_______________________________
                                            Name:
                                            Title:


                                        BMW FINANCIAL SERVICES NA, INC.


                                             By:______________________________
                                             Name:
                                             Title:

                                             By:______________________________
                                             Name:
                                             Title:


                                        THE CHASE MANHATTAN BANK,
                                        as Indenture Trustee


                                             By:______________________________
                                             Name:
                                             Title:

                                                                 SCHEDULE A TO
                     SUBSEQUENT TRANSFER AGREEMENT NO. ___


                      Schedule of Subsequent Receivables
                      ----------------------------------